united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

80 Arkay Dr. Suite 110., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 6/30

Date of reporting period: 6/30/19

Item 1. Reports to Stockholders.

Power Income Fund

Class	A:	PWRAX
Class	C:	PWRCX
Class	I:	PWRIX

Power Dividend Index Fund

Class	A:	PWDAX
Class	C:	PWDCX
Class	I:	PWDIX

Power Dividend Mid-Cap Index Fund

Class	A:	DMCAX
Class	C:	DMCCX
Class	I:	DMCIX

Power Floating Rate Index Fund

Class	A:	FLOAX
Class	C:	FLOCX
Class	I:	FLOTX

Power Momentum Index Fund

Class	A:	MOJAX
Class	C:	MOJCX
Class	I:	MOJOX

Power Global Tactical Allocation/JA Forlines Fund

Class	A:	GTAAX
Class	C:	GLACX
Class	I:	GTAIX

Annual Report

June 30, 2019

1-877-7PWRINC

1-877-779-7462

www.powermutualfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Power Income Fund, Power Dividend Index Fund, Power Dividend Mid-Cap Index Fund, Power Floating Rate Index Fund or Power Momentum Index Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.powermutualfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically or to continue receiving paper copies of shareholder reports, which are available free of charge by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

POWER INCOME FUND, POWER DIVIDEND INDEX FUND, POWER MOMENTUM INDEX FUND, POWER GLOBAL TACTICAL ALLOCATION/JAFORLINES FUND, POWER FLOATING RATE INDEX FUND, & POWER DIVIDEND MID-CAP INDEX FUND

ANNUAL LETTER TO SHAREHOLDERS

By Jeffrey R. Thompson, CEO & Portfolio Manager
August 22, 2019

Dear Investors,

We are pleased to address our eighth annual letter to shareholders for the Power Income Fund, fifth for the Power Dividend Index Fund, second for the Power Momentum Index Fund, and first one for the Power Dividend Mid-Cap Index Fund, Power Floating Rate Index Fund, and Power Global Tactical Allocation/JAForlines Fund.

W.E. Donoghue & Co., LLC | One International Place, Suite 2920, Boston, MA 02110 | (800) 642-4276 | donoghue.com

The Power Income Fund’s objective is total return from income and capital appreciation with the preservation of capital a secondary objective. The Fund finds income opportunities across the three major asset classes—global fixed income, global equities and alternatives. We believe this orientation is critical to both short- and long-term investment success.

The Power Income Fund investment process combines a tactical and strategic top-down macro approach to asset allocation with a global orientation. The portfolio invests in ETFs across three asset classes—equities, fixed income and alternatives by taking a long-term secular view with tactical positioning during the shorter-term business and credit cycles. The portfolio can hold sovereign and corporate bonds denominated in both US dollar and foreign currencies. Additionally, up to 15% of the portfolio can be allocated to US and foreign equities, and up to 40% can be allocated to alternative asset classes. The strategy utilizes long-term macroeconomic and geopolitical variables to analyze the effects on currencies and interest rates. The portfolio objective is linked to the performance of global fixed income markets and, to a lesser extent, equity, currency, and alternative markets.

Included below is the performance during the period from June 30, 2018 through June 30, 2019 and year-to-date through June 30, 2019 for the Power Income Fund’s various share classes and respective fixed income indices performance:

Returns for Period June 30, 2018 to June 30, 2019 and Year-to-Date through June 30, 2019

	One Year	YTD
Power Income Fund - Class A	5.24%	6.06%
Power Income Fund - Class A with load	-0.02%	0.80%
Power Income Fund - Class C	4.47%	5.70%
Power Income Fund - Class I	5.56%	6.22%
Bloomberg Barclays Capital Global Aggregate Bond Index	5.85%	5.57%
Bloomberg Barclays Capital U.S. Aggregate Bond Index	7.87%	6.11%
BofA Merrill Lynch U.S. High Yield Master II Index	7.54%	10.12%
Source: Gemini Fund Services

The Power Dividend Index Fund’s primary objective is total return from dividend income and capital appreciation. Capital preservation is a secondary objective of the fund.

The Power Dividend Index Fund tracks the W.E. Donoghue Power Dividend Index and is a rules-based strategy that employs an intermediate-term tactical overlay driven by technical signals that determine whether the Fund will be in a bullish or defensive position.

When bullish, the Fund invests equally in up to 50 stocks, 5 from 10 different sectors. The stocks are selected based on having the highest dividend yields in their sector as well as meeting other quality factors. If fewer than five eligible stocks meet the yield and quality requirements in any sector, only the stocks that meet all the requirements will be included, and the remaining allocation is equally divided between the full final list of selected securities. The 10 sectors used in the Fund are: Communication Services, Consumer Discretionary, Consumer Staples, Energy, Financials, Health Care, Industrials, Technology, Materials, and Utilities.

Additionally, when bullish, the Fund rebalances quarterly to bring the holdings back to an equal weighting, and it is reconstituted annually.

When in a defensive position, the Fund will be invested in short-term U.S. Treasury ETFs or cash equivalents.

W.E. Donoghue & Co., LLC | One International Place, Suite 2920, Boston, MA 02110 | (800) 642-4276 | donoghue.com	Page | 2

Included below is the performance during the period from June 30, 2018 through June 30, 2019 and year-to-date through June 30, 2019 for the Power Dividend Index Fund’s various share classes and the benchmark indices:

Returns for Period June 30, 2018 to June 30, 2019 and Year-to-Date through June 30, 2019

	One Year	YTD
Power Dividend Index Fund - Class A	-5.82%	-3.57%
Power Dividend Index Fund - Class A with load	-10.53%	-8.36%
Power Dividend Index Fund - Class C	-6.43%	-3.90%
Power Dividend Index Fund - Class I	-5.53%	-3.41%
S&P 500 Index	10.42%	18.54%
S&P 500 Value Index	8.67%	16.70%
Source: Gemini Fund Services

The Power Momentum Index Fund’s primary investment objective is capital growth with a secondary objective of generating income. The Power Momentum Index Fund tracks the W.E. Donoghue Power Momentum Index and is a rules-based strategy that employs multiple intermediate-term tactical overlays driven by technical signals that determine whether the Fund will be in a bullish or defensive posture by sector.

When bullish, the Fund invests equally in up to 50 stocks, 5 from 10 different sectors. The stocks are selected based on having the highest risk adjusted returns, measured by a trailing 90-day Sharpe Ratio, in their sector. The 10 sectors used in the Fund are: Communication Services, Consumer Discretionary, Consumer Staples, Energy, Financials, Health Care, Industrials, Technology, Materials, and Utilities. Additionally, when bullish, the Fund will reconstitute and rebalance quarterly. Technical indicators are used within each sector to determine whether to be in a bullish or defensive posture in that sector. When in a defensive posture, the Fund will be invested in short-term U.S. Treasury ETFs or cash equivalents.

Included below is the performance during the period from inception, June 30, 2018, through June 30, 2019 and year-to-date through June 30, 2019 for the Power Momentum Index Fund’s various share classes and the S&P 500 Total Return Index:

Returns for Period December 23, 2018 to June 30, 2019 and Year-to-Date through June 30, 2019

	One Year	YTD
Power Momentum Index Fund - Class A	3.36%	4.83%
Power Momentum Index Fund - Class A with load	-1.81%	-0.40%
Power Momentum Index Fund - Class C	2.64%	4.41%
Power Momentum Index Fund - Class I	3.53%	4.85%
S&P 500 Total Return Index	18.54%	10.42%
Source: Gemini Fund Services

The Power Global Tactical Allocation/JAForlines Fund’s investment objective is to provide long-term capital appreciation. The Fund is a core portfolio that contains three asset classes in one account: equities, fixed income and alternatives. The macro top-down approach strategy targets long-term global macro-economic trends while analyzing shorter-term economic variables in assessing potential price movements in the three main asset classes. All non-cash positions are exchange traded products, giving flexibility in terms of low-cost asset allocation. The portfolio holds fixed income investments in almost all market conditions, but there is wide discretion in the holding percentages of equities and alternatives.

The Fund seeks to achieve long-term capital appreciation by diversifying the Fund’s portfolio across several different asset classes that have low or negative correlations to one another. By having a portfolio with multiple asset classes with differing correlations, the total volatility of the Fund’s portfolio should be lower than some, or all, of the underlying asset classes if they were held individually. Also, the Fund uses cash as a tactical asset class during times of high market volatility to further help reduce the risk of the portfolio.

W.E. Donoghue & Co., LLC | One International Place, Suite 2920, Boston, MA 02110 | (800) 642-4276 | donoghue.com	Page | 3

Included below is the performance during the period from June 30, 2018 to the period ending June 30, 2019 and year-to-date through June 30, 2019 for the Power Global Tactical Allocation/JAForlines Fund various share classes, the custom blended moderate benchmark, and MSCI ACWI Index:

Returns for Period June 30, 2018 to June 30, 2019 and Year-to-Date through June 30, 2019

	One Year	YTD
Power Global Tactical Allocation/JA Forlines Fund - Class A	0.95%	10.09%
Power Global Tactical Allocation/JA Forlines Fund - Class A with load	-4.10%	4.59%
Power Global Tactical Allocation/JA Forlines Fund - Class C	0.26%	9.75%
Power Global Tactical Allocation/JA Forlines Fund - Class I	1.27%	10.31%
MSCI ACWI Index	5.74%	16.23%
* Blended Moderate Benchmark: 50% MSCI ACWI/40% Bar Global AGG/10% S&P GSCI	4.50%	16.70%

Source: Gemini Fund Services; *W.E. Donoghue & Co and Morningtar Direct

The Power Floating Rate Index Fund’s primary investment objective is total return from income and capital appreciation with capital preservation as a secondary objective. The Power Floating Rate Index Fund tracks the W.E. Donoghue Floating Rate Index and is a rules-based strategy that employs a tactical overlay driven by multiple technical signals to determine whether the Fund will be in a bullish or defensive posture.

The Fund uses a short-term and an intermediate-term tactical overlay to determine whether to be in a bullish or defensive posture. Each tactical overlay will trigger 50% of the Fund into a defensive position, should market conditions warrant. When in a defensive position, the Fund will be invested in short-term U.S. Treasury ETFs.

When bullish, the Fund will direct investments into a selection of Floating Rate mutual funds/ETFs and High Yield Bond ETFs. Additionally, when in a bullish posture, the Fund will rebalance holdings and reconstitute annually.

Included below is the performance during the period from inception, June 30, 2018, through June 30, 2019 and year-to-date through June 30, 2019 for the Power Floating Rate Index Fund’s various share classes and the S&P/LSTA U.S. Leveraged Loan 100 Total Return Index:

Returns for Period June 30, 2018 to June 30, 2019 and Year-to-Date through June 30, 2019

	One Year	YTD
Power Floating Rate Index Fund - Class A	3.61%	2.02%
Power Floating Rate Index Fund - Class A with load	-3.08%	-1.57%
Power Floating Rate Index Fund - Class C	3.36%	1.74%
Power Floating Rate Index Fund - Class I	3.93%	2.16%
S&P/LSTA U.S. Leveraged Loan 100 Total Return Index	4.20%	6.76%
Source: Gemini Fund Services

The Power Dividend Mid-Cap Index Fund’s primary investment objective is to maximize total return from income and capital appreciation with the preservation of capital as a secondary objective.

The Power Dividend Mid-Cap Index Fund tracks the W.E. Donoghue Power Dividend Mid-Cap Index and is a rules-based strategy that employs an intermediate-term tactical overlay driven by technical signals to determine whether the Fund will be in a bullish or defensive position.

When bullish, the Fund invests equally in up to 50 mid-cap stocks from 11 different sectors. The stocks are selected based on having the highest dividend yields in their sector.

W.E. Donoghue & Co., LLC | One International Place, Suite 2920, Boston, MA 02110 | (800) 642-4276 | donoghue.com	Page | 4

The 11 sectors used in the portfolio are: Communication Services, Consumer Discretionary, Consumer Staples, Energy, Financials, Health Care, Industrials, Technology, Materials, Utilities, and REITs. The allocation to each sector is cap weighted based on a proprietary index of mid-cap stocks. Additionally, when bullish, the Fund rebalances quarterly to bring the holdings back to an equal weighting, and it is reconstituted annually.

When in a defensive position, the Fund will be invested in short-term U.S. Treasury ETFs. Included below is the performance during the period from inception, June 30, 2018, through June 30, 2019 and year-to-date through June 30, 2019 for the Power Dividend Mid-Cap Index Fund’s various share classes and benchmark indices:

Returns for Period June 30, 2018 to June 30, 2019 and Year-to-Date through June 30, 2019

	One Year	YTD
Power Dividend Mid-Cap Index Fund - Class A	-2.58%	1.66%
Power Dividend Mid-Cap Index Fund - Class A with load	-7.47%	-3.45%
Power Dividend Mid-Cap Index Fund - Class C	-3.16%	1.35%
Power Dividend Mid-Cap Index Fund - Class I	-2.31%	1.95%
S&P MidCap 400 Total Return Index	1.36%	17.97%
S&P MidCap 400 Value Total Return Index	0.79%	16.70%
Source: Gemini Fund Services

THE YEAR IN REVIEW

Second Half of 2018

As the Power Mutual Funds entered into June 2018, we continued to see relative strength in the U.S. versus the international markets. U.S. equities, particularly Large-Caps, led the charge in the third quarter. The third quarter of 2018 was relatively benign for most asset classes, except for Emerging Market equities which experienced a slight decline. In addition, the market continued to favor credit areas such as High Yield Bonds and Floating Rates/Bank Loans as opposed to higher quality areas such as Treasuries or Investment Grade Corporates. October proved to be less sanguine, as concerns began to mount on the impact of the Federal Reserve’s (Fed) Quantitative Tightening and raising of short-term interest rates. In addition, concerns over the global trade war began elevating based on President Trump’s direction with tariffs, particularly with China. Further, as earnings announcements started to come in for the third quarter, the street was focused on guidance that companies provided, particularly with respect to revenues and earnings projections. Lastly, we saw the impact the strengthened dollar started to have on the markets.

The market remained expensive by many measurements, particularly for equities in the Growth asset class, but many investors still favored overly valued growth stocks. The market was showing signs of being broadly oversold and poised for a short-term sharp reversal. Our outlook was cautious with our longer-term view, as we believe should current levels not hold, there is very little technical support for the markets, which could lead to meaningful downside. At the end of the third quarter, our rules-based funds were predominantly in a bullish position, and the Power Momentum Index Fund was in a moderately bullish position, shifting 30% to short-term Treasury exposure as tactical overlay signals occurred. The Power Momentum Index Fund’s strategy held positive postures holding the Technology, Consumer Discretionary, Healthcare, Consumer Staples, Communications, Industrials and Utilities sectors. The three sectors that were defensive were: Energy, Materials, and Financials.

The fourth quarter saw a large increase in volatility. As we entered the final quarter of the year, we continued our cautious outlook because of signs we saw that markets were breaking down technically. We saw this playout at the end of the year when financial markets were punished in December, capping their worst 3-month stretch since the fourth quarter of 2008. Looking back at our update from the third quarter, we cautioned that global markets were starting to experience what we thought at the very least was a rolling correction. In Q3, we saw the sell-off which began in the international markets, both developed and emerging markets, start to take hold domestically.

W.E. Donoghue & Co., LLC | One International Place, Suite 2920, Boston, MA 02110 | (800) 642-4276 | donoghue.com	Page | 5

The month of December proved to offer a nasty investing climate with volatile swings. One thing we noted during Q4 was that unlike prior weakness earlier in the year, bonds offered a level of cushion for investors and ended up in positive territory, evidenced by the Bloomberg Barclays US Aggregate Bond Index.

The end result from the violent and volatile quarter was that the majority of the broad global market indices were dragged down for the year except for some asset classes that might be considered safe havens. According to Callan’s Periodic Table of Investment Returns, Cash Equivalents beat every other asset class in 2018 with a positive 1.87% return. We saw a similar positive return of 1.56% in the S&P U.S. Treasury Bond 1-3 Year Index that we utilize in our defensive positions in our indices. It is in these types of uncertain times we strongly believe that a tactical approach can help investors stay disciplined in meeting their long-term investment goals.

Unlike most of 2017, in which the S&P 500 Index experienced benign volatility without experiencing a down month—2018 brought on turbulence. This recent volatility was not anything remarkable from a historical standpoint, as we’ve seen it before, but it still caught many by surprise. The markets have been dealing with a deluge of potential risks and uncertainties, and three areas we continue to monitor closely are the Fed, geopolitical issues and a slowing of global growth.

THE FED

The Federal Reserve (Fed) had been tightening financial conditions and had raised interest rates nine times since the fourth quarter of 2015.

In addition, the Fed had been performing quantitative tightening to reduce their balance sheet and were letting maturing debt roll off at $40 billion plus per month. During the fourth quarter, part of the market volatility can be associated with comments from the Fed Chairman, Jerome Powell, on the possibility of future rate hikes. The Fed’s tone has gotten more dovish since the Christmas Eve 2018 downside push in the global markets.

GEOPOLITICAL ISSUES

The markets were challenged with geopolitical issues such as the pending U.K. “Brexit” from the European Union. Further, the market has been challenged with President Trump’s “Tariff Man” objective of leveling the playing field with our global trade partners, particularly China.

In addition, domestically we continued to have the political battle of the government shutdown and President Trump’s battle for his endeavor to have a wall built on the southern border of the US, which was a major campaign objective.

GLOBAL GROWTH

Lastly, we were seeing signs that the overall global economy was slowing. China announced the slowest growth level going back to 1990. In the US some of the short-term stimulus from tax cuts and fiscal stimulus was wearing off as well. Overall, the consensus is looking for a deceleration of global growth in terms of GDP and corporate profits.

In the fourth quarter of 2018, the majority of our quantitative, rules-based strategies triggered moves into defensive positions prior to the December drawdowns that impacted the broad financial markets.

At the end of the fourth quarter, the Power Dividend Index Fund, Power Dividend Mid-Cap Index Fund, Power Floating Rate Index Fund were all 100% defensive, and the Power Momentum Index Fund was 90% defensive.

The Funds began the fourth quarter of 2018 in a bullish stance invested in dividend-paying stocks. In November, the portfolio had a technical defensive trigger, and it went into short-term Treasury ETFs. In December, US equities plunged, and the S&P 500 Index was down -13.03%. The defensive signal in late November proved to be timely. The Power Dividend Index Fund was invested 100% in short-term Treasuries and outperformed the benchmark by 7.49% during the quarter, finishing the month up 0.60%.

W.E. Donoghue & Co., LLC | One International Place, Suite 2920, Boston, MA 02110 | (800) 642-4276 | donoghue.com	Page | 6

The Power Momentum Index Fund was 90% in short-term Treasuries, with 10% allocated to equities. During the quarter, the strategy had eight tactical sector trades (and one recently occurred in January) that sold into defensive positions in short-term Treasuries:

1.	October—Consumer Discretionary, Energy, Financials, Technology, and Materials

2.	November—Communication Services and Industrials

3.	December—Health Care

4.	January—Consumer Staples

A year ago, we introduced the Power Dividend Mid-Cap Index Fund and the Power Floating Rate Index Fund that incorporated our underlying belief, that investments should be managed with a tactical approach to help manage risk. This belief helped push the Power Dividend Mid-Cap Index Fund towards the top of the category over a one-year period ending December 31, 2018. The Fund ended up number 11 out of 417, the top 3%, in Morningstar’s US Fund Mid-Cap Value category, based on total returns.

The Power Floating Rate Index Fund similarly benefited from the move to short-term Treasuries. The Fund ended number 1 out of 241, the top 1%, in Morningstar’s US Fund Bank Loan category, based on total returns over a one-year period ending December 31, 2018. Clearly, this is a result in its ability to move from credit to short-term Treasuries.

During the fourth quarter, we also updated the Power Income Fund to provide greater diversification and access to a wider assortment of sources of income for the Fund. When the Power Income Fund was first developed, it was focused on finding risk-managed income solutions and invested primarily into U.S. High Yield bonds and portions into Floating-Rate bonds and Cash.

We still believe in the benefits U.S. High Yield bonds provide, but we also believe there are additional sources of income and yield (both inside and outside of the U.S.) that we now need to incorporate to help our investors get the best risk-adjusted returns we can provide.

The Fund’s investment objectives have not changed: The Power Income Fund’s primary investment objective is total return from income and capital appreciation with capital preservation as a secondary objective.

Being that we are in the later stages of a credit cycle in the U.S. bond markets, and we are likely at or near a secular turning point as well, we believe it is in the best interests of holders of the Power Income Fund that we shift towards a more diversified global multi-asset income approach to seek opportunities in the fixed income and yield-oriented equity markets. Our investment and research team see challenges with being overly concentrated in the U.S. High Yield bond asset class moving forward. We believe that future potential returns will predominantly come from both coupons, produced by bonds, and dividend yields, provided by certain equities, moving forward.

Our new, fuller blended approach to finding income will include higher quality bond instruments, preferred stock equities that pay a dividend, international exposure to help diversify outside of the U.S., and other income producing investment instruments such as Real Estate Investments (REITs) and Commodities.

Our focus will continue to be on Fixed Income Bonds, but we are adding the flexibility to find sources of yield and income in other places where we see good potential value. The chart to the right shows broad ranges we will follow within the mutual fund as we update the Power Income Fund.

Asset Allocation Ranges
Fixed Income	0-100%
Equities	0-20%
Alternatives	0-40%

In December, dividends and distributions were paid from the Power mutual funds. One thing to note on this is that the share price of the mutual fund declines by the amount of the per share distribution to shareholders. The Fund performance does not adjust for these distributions, and as a result, the decline in net asset value (NAV) of the mutual fund shares will generally be misinterpreted as a decline in performance even though there has been no change in the total return of the Fund.

The reason for this is mutual funds buy and sell securities throughout the year, sometimes at a profit, sometimes at a loss. When profits are greater than losses, they accumulate, and the NAV of the fund goes up. When that profit is paid

W.E. Donoghue & Co., LLC | One International Place, Suite 2920, Boston, MA 02110 | (800) 642-4276 | donoghue.com	Page | 7

out to shareholders as a capital gain distribution, its NAV will be reduced by the amount of the distribution. When the capital gains payout occurs, the Fund’s share price drops to reflect the cash that is removed from the Fund and sent to shareholders. In other words, a $5 capital gain is accompanied by a $5 drop in the share price. This does not mean that investors experienced negative performance in the Fund.

Investors can either take capital gain distributions in cash or reinvest them, as most investors do. If capital gains are reinvested, the number of shares in the account will increase, leaving the total value of the account unaffected by the distribution.

These income and capital gain distribution amounts are not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about the federal, state, local, or foreign tax consequences of this information.

First Half of 2019

As we ended the first quarter of 2019, we entered a more positive outlook but were still cautious. Investors have been on quite a wild ride over the past two quarters. Markets experienced an uptick in volatility leaving many teetering between fear and greed.

We continue to push forward in what has now become the longest bull market in history. We’ve had a total return off the bottom for the S&P 500 Total Return Index of over 400%. In comparison, the last bull market between Oct. 2003- Oct. 2007, was only up 120%. The US economy has stood up relatively well in comparison to the global slowdown with the S&P 500 having its best first quarter since 1998. When we look at the change between Q4 2018 to Q1 2019, there was a definitive “V spike” in the markets, which is a relatively rare occurrence in the magnitude of the move. We can largely attribute the volatility to a combination of three factors: 1) Trump’s trade negotiation efforts with China 2) the US year-end government shutdown and most importantly 3) the Federal Reserve pivot to quickly do an about face and tilt towards a more accommodative policy. This abrupt pivot created a sharp rally for risk assets in the first quarter.

We believed the markets were overbought but under-owned on risk assets. We had two corrections last year, one moderate and one more severe. In the US, we saw the beginning of the Fed becoming incredibly accommodating, promising to postpone any further rate increases until at least late 2020 which later moved to the first US rate cut in July. The actions by the Fed may have pushed out this credit expansion into 2020, and our views are still constructive.

Growth stocks have generally been more in favor than value stocks but looking over a broader timeframe we can see there tends to be a rotation. The past ten years has been the longest sustained period that growth has been in favor. We believe that valuations will begin to change and there will be a reversion to the mean. With that, we may see value stocks come back into favor, especially as this broadly overvalued market starts to experience more challenges. We believe we could see a potential convergence and potential rotation from growth back to value, but even more so in deep value stocks (like those held in Power Dividend strategy), as Growth stocks continue to be more expensive.

The Global tactical funds, Power Global Tactical Allocation/JAForlines Fund and Power Income Fund, experienced a rally after the 2018 Christmas Eve lows. Even more impressive than the 10% S&P 500 rally in January 2019, was the huge surge in credit, where spreads had narrowed dramatically. Bonds, leverage loans and energy MLP’s all had big moves upward, along with stocks and crude oil. The tailwinds for the sharp bounce in global risk markets from massively oversold conditions were a weaker US dollar, lower interest rates, and perhaps most importantly, a 180-degree shift in tone from the Fed.

Financial markets were punished in December, capping their worst 3-month stretch since the fourth quarter of 2008. Our global portfolio team had been delivering a calming message during the beginning portion of the year centered around our constructive macro thesis and a view that the “panic” extremes witnessed in conditions like sentiment and money flows were flashing that a significant risk bounce was imminent. In January, we have been recapping these “panic” conditions and we used the sharp rebound in risk markets and our performance to raise cash.

W.E. Donoghue & Co., LLC | One International Place, Suite 2920, Boston, MA 02110 | (800) 642-4276 | donoghue.com	Page | 8

Power Dividend and Other Strategies Re-entered Equities

The principal goal of our strategy is to try and capture the majority of the upside and limit participation on the downside following our belief, “It’s not what you make, it’s what you keep.” As you know, the Power Dividend Index, and our other rules-based strategies, uses a set of technical indicators to determine if it should be invested in equities or be in a defensive position. In April 2019, the technical signals triggered a move back into equities from our defensive position initiated in November, 2018 in the Power Dividend Index Fund. The technical indicators we use are set to capture intermediate-term trends based on the underlying stocks in the index.

The Power Dividend Index Fund is predicated on the Power Dividend Index, and when we review how the Power Dividend Index has kept up since its inception, we see it has captured 80.47% of the upside and only 39.56% of the downside relative to the S&P 500 (from 12/31/1999–3/31/2019). It helped to limit a large peak-to-trough drop in 2018 to -13.2% (12/26-10/26/2018) where the underlying securities dropped over -20% (1/26-12/24/2018).

Heading into the end of 2018, the Fed did a 180°, and we did have a V spike in the market as we mentioned earlier. Unfortunately, we have not participated fully in the year-to-date move of the underlying portfolio, but we did succeed in avoiding the majority of the downside, which we view as equally important. Our focus continues to be on risk-adjusted returns over a full market cycle. Since the inception of the mutual fund, we have not been in a recessionary bear market environment to fully benefit from the overall solution.

This last dip is reminiscent of the move we experienced in 2015 heading into 2016. Back in 2015, it was about a 20% rise in the underlying before we bought back in. Very similarly we are in the 20% range from the bottom on December 24 before we moved back in a bullish position. Even with that late start in 2016, the mutual fund, with an annual total return (that includes reinvestment of dividends) of 14.21%, still outperformed the S&P 500, which had an annual return of 11.96%.

The Power Dividend Index, going back to 1999, has had eight signals, and four within the Power Dividend Index Fund since its inception (November 7, 2013). The signals that move the strategy defensive are relatively infrequent. Historically in the index, the signals were able to defensively protect against two major bear markets and one large stock market sell-off.

In addition to our Power Dividend Strategy, all our other tactical rules-based strategies that were in defensive positions at the end of 2018 re-entered and re-allocated back to risk assets at the beginning of the second quarter.

In June 2019, interest rates plunged as concerns about trade wars and their effect on growth led traders to place bets for multiple Fed cuts this year. Fed Fund Futures are pricing in an 86% probability of a July cut—contrast that to December 2018, where the Federal Reserve was discussing multiple rate hikes for 2019! Such a radical shift in such a short time implies that a lot has changed since the second half of 2018.

Simultaneously, with the recent correction in equity markets, the S&P 500’s dividend yield and the yield on the 10-year Treasury Note have fully converged as can be seen on the chart on the next page, S&P 500 Dividend Yield vs. 10-Year US Treasury Yield.

If the Fed is going to support growth with lower policy rates without a major economic slowdown, equities should benefit. But what kind, and what further factors should be considered? In answering this important question, until a trade resolution is reached, equity markets will continue to be volatile and are seemingly at the mercy of the latest headline (or Tweet).

The far larger risk—recession—has increased on the margin. The inversion of the 3-month T-Bill vs. 10-year Treasury yield curve and the amount of time it has been inverted has been alarming. But an inverted yield curve by itself is not alone a sure sign of recession.

There’s also the matter of the 2020 US Presidential election, where the current Administration will want to forestall a recession, both through subtle and not so subtle pressure on the Fed and by seeking compromises on trade. All of these unique circumstances have resulted in a trendless, more volatile market.

W.E. Donoghue & Co., LLC | One International Place, Suite 2920, Boston, MA 02110 | (800) 642-4276 | donoghue.com	Page | 9

When we look at the S&P 500 Total Return Index, since the beginning of 2018, you can see by the large swings in the markets, that this has led to a challenging environment. In addition to the December drop, which is the most minds with close to a 20% swift decline, investors should acknowledge the other notable movements we have been tracking. Back in May to June in 2018, there was also a decline of over 10% from recent highs, and more recently there was close to a 7% drop we saw from April to June of 2019.

These large and sudden “V” spikes in the markets that are not historically a frequent occurrence were challenging for our strategy. Combined with the recent volatility in the markets, these large swings have caused our triggers to signal more frequently, and we saw a short-term move to defensive in the Power Dividend Index Fund towards the end of June, 2019.

Within the underlying constituents in the strategy, there were some value traps that have been a drag on performance, such as Kraft Heinz, and AbbVie. While meeting our criteria for selection, some of the value stocks within the strategy were challenged over the past year. Based on the criteria used within the strategy at the time, this relatively trendless and volatile market has pushed our signals to trigger three times since the beginning of 2018.

Late Cycle Investing

As we’ve stated in past commentaries, investors should expect and plan for volatility in the remainder of 2019. A deeper dive into our positioning illustrates the importance of adjusting to credit and market cycles using factors—which are simply the “drivers” for sector and individual company performance. There are some overlaps, but there’s only a handful of factors that matter in equities: Quality, Yield, Value, Momentum, and Size are the main ones. In addition, there is one more

W.E. Donoghue & Co., LLC | One International Place, Suite 2920, Boston, MA 02110 | (800) 642-4276 | donoghue.com	Page | 10

in our arsenal as tactical allocation managers, and that is Volatility. It is important to remember economic cycles are generally different each go around, and sometimes factors don’t work like they are supposed to. But over the long run, we believe that factors combined with our technical signals will help our investors manage their portfolio risk. In factor investing, it’s important to look at the current interest rate and liquidity environment, which our research department very actively monitors and tracks.

As a result, we are introducing enhancements to the stock selection process of the Power Dividend Index by adding an additional Quality factor. We believe this additional factor will improve the future performance and quality of the index and the way it responds to more trendless markets. This change will also better position the strategy to take advantage of later cycle investing.

New Power Dividend Index factor

The Quality factor was incorporated into the Index on June 21, and the new criteria were used to select the stocks in the current Index. The Index will include up to 50 stocks that pass through all our factors and meet all our new requirements. The Fund still focuses on highest dividend yielding stock Index within 10 different sectors, but we now incorporate a Quality filter that looks at the Free Cash Flow to Debt ratio of the stocks. If any stock does not meet the requirements, we will select the next eligible stock within the sector with the highest dividend yield and highest Quality factor. However, if less than 5 stocks in a sector meet all our requirements, we will only include the ones that meet all the requirements. This means a sector may potentially have less than 5 stocks, and as a result, the strategy will equal weight the allocations amongst all the final stocks within the strategy.

Benefits of the New Factors

During our backtesting, our analysis of adding the new factors, and the resulting new pool of stocks with the enhanced Quality factor, would have offered lower volatility over most rolling time periods going back to January 1, 2000. This lower volatility would have reduced the trading activity over the last two years regarding the tactical overlay. Hence, it would have reduced short-term whipsaws. However, the major “V” spike, which occurred between the fourth quarter of 2018 and the first quarter of 2019 would have been unavoidable with the intermediate trend following indicator. Our research shows the added focus on free cash flow also helps us mitigate against value traps, like General Electric stock. We will continue to strive to make further enhancements and or improvements and evolve our investment strategies where appropriate.

In Summary

Until a trade resolution is reached, equity markets will continue to be volatile and are seemingly at the mercy of the latest headline (or Tweet). As noted, we have incorporated some new tools within our Funds. The far larger risk—recession—has increased on the margin. The inversion of the 3-month T-Bills vs. 10-year Treasury yield curve and the

Source: Bloomberg Finance L.P

W.E. Donoghue & Co., LLC | One International Place, Suite 2920, Boston, MA 02110 | (800) 642-4276 | donoghue.com	Page | 11

amount of time it has been inverted has been alarming. But an inverted yield curve by itself is not alone a sure sign of recession. There’s also the matter of the 2020 US Presidential election, where the current Administration will want to forestall a recession, both through subtle and not-so subtle pressure on the Fed and by seeking compromises on trade. There are two further factors that we are currently employing in this environment—a strong conviction on Quality equities, which work well in either a sharp uptrend in equity prices or pre-recessive market weakness; and Momentum stocks, which will work extremely well if the odds of a recession prior to 2021 continue to go lower. As we reiterated earlier, our goal is to seek to avoid potential large, downward drops in the market that are categorized more by bear markets.

It doesn’t appear we are in the bear yet, but time will tell. What we do know is we are late in the cycle, and that is why you really want our tactical strategies in the mix. Looking back over the last 5 years, growth has outperformed value by over 500bps on an average annualized basis. We believe value will be coming back into favor, and as previously mentioned, the quality factor typically performs better in a late cycle environment.

As we move further into this credit cycle, we are starting to see more signs of Value coming back into favor, but Growth stocks will most likely continue to have some momentum going into the second half of 2019.

Source: Bloomberg Finance L.P

Our general outlook for the remainder of 2019 is positive, but we have seen upticks in volatility and other information that is leading us to be cautious as the recipe is still there for us to see another potentially large drop in the markets.

For your clients looking to participate more in different market environments, who are also still looking for income, we strongly recommend investors consider our Power Income Fund. It seeks out the best income opportunities around the world and across asset classes, carefully balancing the trade-offs between yield and risk while providing an opportunity for capital appreciation. It is designed to provide attractive income and meaningful diversification while seeking to preserve capital during market declines. We typically would recommend a core and explore or satellite solution combining multiple tactical strategies the Power Family of mutual funds have to offer.

We believe now more than ever, being tactical and having de-risking strategies can potentially provide compelling risk-adjusted returns. We will stay vigilant with our goal of seeking strong risk-adjusted returns. Please visit our website at www.donoghue.com for our latest information including performance on all our strategies. Thank you for your confidence in W.E. Donoghue. Please let us know if you have any questions.

W.E. Donoghue & Co., LLC | One International Place, Suite 2920, Boston, MA 02110 | (800) 642-4276 | donoghue.com	Page | 12

DIVIDENDS AND DISTRIBUTIONS

In accordance with the Funds’ policies and prospectuses the Power Dividend Index Fund, Power Income Fund, Power Floating Rate Index Fund, Power Dividend Mid-Cap Index Fund, and Power Momentum Fund did make the following dividend and capital gain distributions for each of the respective share classes:

Power Income Fund Class A

Date	ST Capital Gains	LT Capital Gains	Dividend Income	Distribution Total
9/27/2018			0.0876	0.0876
12/26/2018			0.1392	0.1392
6/27/2019			0.0292	0.0292

Power Income Fund Class C

Date	ST Capital Gains	LT Capital Gains	Dividend Income	Distribution Total
9/27/2018			0.0698	0.0698
12/26/2018			0.1193	0.1193

Power Income Fund Class I

Date	ST Capital Gains	LT Capital Gains	Dividend Income	Distribution Total
9/27/2018			0.0944	0.0944
12/26/2018			0.1462	0.1462
6/27/2019			0.0655	0.0655

Power Dividend Index Fund Class A

Date	ST Capital Gains	LT Capital Gains	Dividend Income	Distribution Total
9/27/2018			0.0747	0.0747
12/26/2018	0.8014	1.5988	0.0530	2.4532
3/28/2019			0.0049	0.0049
6/27/2019			0.0504	0.0504

Power Dividend Index Fund Class C

Date	ST Capital Gains	LT Capital Gains	Dividend Income	Distribution Total
9/27/2018			0.0537	0.0537
12/26/2018	0.8014	1.5988	0.0300	2.4302

Power Dividend Index Fund Class I

Date	ST Capital Gains	LT Capital Gains	Dividend Income	Distribution Total
7/5/2018			0.0000	0.0000
9/27/2018			0.0827	0.0827
12/26/2018	0.8014	1.5988	0.0613	2.4615
3/28/2019			0.0268	0.0268
6/27/2019			0.0832	0.0832

Power Momentum Index Fund Class A

Date	ST Capital Gains	LT Capital Gains	Dividend Income	Distribution Total
12/26/2018	0.5702			0.5702

W.E. Donoghue & Co., LLC | One International Place, Suite 2920, Boston, MA 02110 | (800) 642-4276 | donoghue.com	Page | 13

Power Momentum Index Fund Class C

Date	ST Capital Gains	LT Capital Gains	Dividend Income	Distribution Total
12/26/2018	0.5702			0.5702

Power Momentum Index Fund Class I

Date	ST Capital Gains	LT Capital Gains	Dividend Income	Distribution Total
9/27/2018			0.0037	0.0037
12/26/2018	0.5702			0.5702
3/28/2019			0.0224	0.0224

Power Global Tactical Allocation/JA Forlines Fund Class A

Date	ST Capital Gains	LT Capital Gains	Dividend Income	Distribution Total
9/27/2018			0.0475	0.0475
12/26/2018			0.0756	0.0756
3/28/2019			0.0056	0.0056
6/27/2019			0.0364	0.0364

Power Global Tactical Allocation/JA Forlines Fund Class C

Date	ST Capital Gains	LT Capital Gains	Dividend Income	Distribution Total
9/27/2018			0.0318	0.0318
12/26/2018			0.0575	0.0575

Power Global Tactical Allocation/JA Forlines Fund Class I

Date	ST Capital Gains	LT Capital Gains	Dividend Income	Distribution Total
9/27/2018			0.0526	0.0526
12/26/2018			0.0819	0.0819
3/28/2019			0.0222	0.0222
6/27/2019			0.0588	0.0588

Power Floating Rate Index Fund Class A

Date	ST Capital Gains	LT Capital Gains	Dividend Income	Distribution Total
9/27/2018			0.0832	0.0832
12/26/2018			0.0799	0.0799
3/28/2019			0.0455	0.0455
6/27/2019			0.0936	0.0936

Power Floating Rate Index Fund Class C

Date	ST Capital Gains	LT Capital Gains	Dividend Income	Distribution Total
9/27/2018			0.0854	0.0854
12/26/2018			0.0801	0.0801
3/28/2019			0.0329	0.0329
6/27/2019			0.0570	0.0570

Power Floating Rate Index Fund Class I

Date	ST Capital Gains	LT Capital Gains	Dividend Income	Distribution Total
9/27/2018			0.0875	0.0875
12/26/2018			0.0842	0.0842
3/28/2019			0.0575	0.0575
6/27/2019			0.1062	0.1062

W.E. Donoghue & Co., LLC | One International Place, Suite 2920, Boston, MA 02110 | (800) 642-4276 | donoghue.com	Page | 14

Power Dividend Mid Cap Index Fund Class A

Date	ST Capital Gains	LT Capital Gains	Dividend Income	Distribution Total
9/27/2018			0.0406	0.0406
12/26/2018	0.0928	0.0042	0.0351	0.1321
3/28/2019			0.0386	0.0386
6/27/2019			0.0330	0.0330

Power Dividend Mid Cap Index Fund Class C

Date	ST Capital Gains	LT Capital Gains	Dividend Income	Distribution Total
9/27/2018			0.0282	0.0282
12/26/2018	0.0928	0.0042	0.0207	0.1177
3/28/2019			0.0044	0.0044

Power Dividend Mid Cap Index Fund Class I

Date	ST Capital Gains	LT Capital Gains	Dividend Income	Distribution Total
9/27/2018			0.04600	0.0460
12/26/2018	0.0928	0.0042	0.03950	0.1365
3/28/2019			0.04830	0.0483
6/27/2019			0.04900	0.0490

We want to thank you for your continued investment and vote of confidence in the Power Income Fund, Power Dividend Index Fund, Power Momentum Index Fund, Power Global Tactical Allocation/JA Forlines Fund, Power Floating Rate Index Fund, and Power Dividend Mid-Cap Index Fund.

Regards,

CEO and Portfolio Manager

W.E. Donoghue & Co., LLC.

Adviser to the Power Income Fund, Power Dividend Index Fund, Power Momentum Index Fund, Power Dividend Mid-Cap Index Fund, and Power Floating Rate Index Fund.

The Standard and Poor’s 500 Total Return Index: A commonly used benchmark index for large capitalization stocks. The index is comprised of 500 large-capitalization U.S. stocks and is administered by Standard and Poor’s. You cannot invest in an index.

The BofA Merrill Lynch U.S. High Yield Master II Index: A commonly used benchmark index for high yield corporate bonds. It is administered by Merrill Lynch. The BofA Merrill Lynch U.S. High Yield Master II Index is a measure of the broad high yield market. You cannot invest in an index.

The Bloomberg Barclays Capital U.S. Aggregate Bond Index: A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS. You cannot invest in an index.

The S&P MidCap 400 Total Return Index is a capitalization-weighted index which measures the performance of the midrange sector of the U.S. stock market. The historical performance results of the S&P 400 Index are unmanaged do not reflect the deduction of transaction and custodial charges, or the deduction of a management fee, the incurrence of which would have the effect of decreasing indicated historical performance results. You cannot invest in an index.

W.E. Donoghue & Co., LLC | One International Place, Suite 2920, Boston, MA 02110 | (800) 642-4276 | donoghue.com	Page | 15

S&P/LSTA U.S. Leveraged Loan 100 Total Return Index was the first index to track the investable senior loan market. This rules-based index consists of the 100 largest loan facilities in the benchmark S&P/ LSTA Leveraged Loan Index. You cannot invest in an index.

The historical performance of the Standard and Poor’s 500 Total Return Index, BofA Merrill Lynch U.S. High Yield Master II Index, Bloomberg Barclays Capital U.S. Aggregate Bond Index, S&P MidCap 400 Total Return Index, and S&P/LSTA U.S. Leveraged Loan 100 Total Return Index are unmanaged, do not reflect the deduction of transaction and custodial charges, nor the deduction of a management fee, the incurrence of which would have the effect of decreasing indicated historical performance results.

The net asset value of the Fund will fluctuate based on changes in the value of the equity securities in which it invests. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Securities in which the Funds invests will not be able to replicate exactly the performance of the Power Momentum Index, Power Dividend Index, Power Dividend Mid-Cap Index or Power Floating Rate Index because the total returns generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.

Mutual Funds involve risk including the possible loss of principal. Derivative instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. If the Funds invests in fixed income securities, the value of the Fund will fluctuate with changes in interest rates. Defaults by fixed income issuers in which the Fund invests will also harm performance. Hedging strategies may not perform as anticipated by the adviser and the Fund could suffer losses on the hedging vehicle while also suffering losses on the junk or U.S. Treasury bonds that were intended to benefit from the hedge. The Power Income Fund, Power Global Tactical Allocation/JAForelines Fund, and Power Floating Rate Index Fund may invest in high yield securities, also known as “junk bonds.” High yield securities provide greater income and opportunity for gain, but entail greater risk of loss of principal. ETF’s are subject to specific risks, depending on the nature of the underlying strategy of the fund. These risks could include liquidity risk, sector risk, as well as risks associated with fixed income securities, real estate investments, and commodities, to name a few. A higher portfolio turnover will result in higher transactional and brokerage costs.

Investing in the commodities markets may subject the Fund to greater volatility than investment exposure to traditional securities. Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. ETNs are obligations of the issuer of the ETN, are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. Equity Risk

The net asset value of the Fund will fluctuate based on changes in the value of the equity securities in which it invests. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price. The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market

W.E. Donoghue & Co., LLC | One International Place, Suite 2920, Boston, MA 02110 | (800) 642-4276 | donoghue.com	Page | 16

investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

ETF Risk

ETFs are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other Fund that invest directly in equity and fixed income securities. Each ETF is subject to specific risks, depending on the nature of the fund. ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.

Foreign Securities Risk

Because the Fund’s investments may include exposure to foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Power Funds. This and other information about the Funds are contained in the prospectus and should be read carefully before investing. The prospectus can be obtained by calling toll free 1-877-779-7462 (1-877-7-PWRINC). The Power Funds are distributed by Northern Lights Distributors, LLC. Member FINRA / SIPC W.E. Donoghue & Co., LLC is not affiliated with Northern Lights Distributors, LLC.

Performance for periods less than one year is not annualized. The maximum sales charge for Class A Shares is 5.00%. Class A Share investors may be eligible for a reduction in sales charges.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s total annual operating expenses is 2.08% for Class A shares, 2.83% for Class C shares, and 1.83% for Class I shares. Please review the fund’s prospectus for more information regarding the fund’s fees and expenses. For performance information current to the most recent month-end, please call toll-free 877-779-7462.

5686-NLD-8/23/2019

W.E. Donoghue & Co., LLC | One International Place, Suite 2920, Boston, MA 02110 | (800) 642-4276 | donoghue.com	Page | 17

Power Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2019

The Fund’s performance figures* for the periods ended June 30, 2019, compared to its benchmarks:

		Annualized	Annualized	Annualized
	One Year	Five Year	Since Inception (a)	Since Inception (b)
Power Income Fund - Class A	5.24%	1.35%	2.62%	N/A
Power Income Fund - Class A with load	(0.02)%	0.32%	2.02%	N/A
Power Income Fund - Class C	4.47%	N/A	N/A	1.35%
Power Income Fund - Class I	5.56%	1.60%	2.87%	N/A
Bloomberg Barclays U.S. Aggregate Bond Index (c)	7.87%	2.95%	3.14%	2.85%
B of AML U.S. High Yield Master II Index (d)	7.54%	4.69%	6.89%	5.43%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total annual operating expenses as stated in the fee table of the Fund’s prospectus dated October 30, 2018 is 2.08%, 2.83% and 1.83%, for Class A, Class C and Class I shares, respectively. Class A Shares are subject to a maximum sales charge of 5.00% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-779-7462.

(a)	Inception date is September 14, 2010 for Class A and Class I shares.

(b)	Inception date is November 25, 2014 for Class C shares.

(c)	The Bloomberg Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes U.S. Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. Dollars. Unlike a mutual fund, an index does not reflect any trading costs or management fees. Investors cannot directly invest in an index.

(d)	The B of AML U.S. High Yield Master II Index measures the performance of below investment grade, U.S. dollar denominated corporate bonds, publicly issued in the U.S. domestic market. Unlike a mutual fund, an index does not reflect any trading costs or management fees. Investors cannot directly invest in an index.

Portfolio Composition as of June 30, 2019

Holdings By Investment Type	% of Net Assets
Exchange Traded Funds - Debt	76.7%
Exchange Traded Funds - Equity	15.3%
Exchange Traded Funds - Commodity	3.1%
Exchange Traded Note - Equity	3.0%
Money Market Funds	1.3%
Other Assets in Excess of Liabilities	0.6%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Power Dividend Index Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2019

The Fund’s performance figures* for the periods ended June 30, 2019, compared to its benchmarks:

		Annualized	Annualized	Annualized
	One Year	Five Year	Since Inception (a)	Since Inception (b)
Power Dividend Index Fund - Class A	(5.82)%	1.61%	3.61%	N/A
Power Dividend Index Fund - Class A with load	(10.53)%	0.57%	2.67%	N/A
Power Dividend Index Fund - Class C	(6.43)%	N/A	N/A	0.16%
Power Dividend Index Fund - Class I	(5.53)%	1.86%	3.85%	N/A
S&P 500 Total Return Index (c)	10.42%	10.71%	11.95%	10.23%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total annual operating expenses as stated in the fee table of the Fund’s Class A, Class C and Class I prospectus dated October 30, 2018 is 1.44%, 2.19% and 1.19% for Class A, Class C, and Class I shares, respectively. Class A shares are subject to a maximum sales charge imposed on purchases of 5.00%. For performance information current to the most recent month-end, please call 1-877-779-7462.

(a)	Inception date is November 7, 2013 for Class A and Class I shares.

(b)	Inception date is November 25, 2014 for Class C shares.

(c)	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Portfolio Composition as of June 30, 2019

Holdings By Industry Group	% of Net Assets
Oil & Gas	10.6%
Chemicals	8.1%
Electric	7.6%
Semiconductors	6.1%
Media	6.0%
Banks	6.0%
Pharmaceuticals	5.9%
Food	5.6%
Computers	4.5%
Biotechnology	4.0%
Other Industries	36.4%
Liabilities in Excess of Other Assets	(0.8)%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Power Dividend Mid-Cap Index Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2019

The Fund’s performance figures* for the periods ended June 30, 2019, compared to its benchmarks:

	One Year	Since Inception (a)
Power Dividend Mid-Cap Index Fund - Class A	(2.58)%	(2.24)%
Power Dividend Mid-Cap Index Fund - Class A with load	(7.47)%	(5.53)%
Power Dividend Mid-Cap Index Fund - Class C	(3.16)%	(2.91)%
Power Dividend Mid-Cap Index Fund - Class I	(2.31)%	(1.95)%
S&P Mid-Cap 400 Total Return Index (b)	1.36%	3.08%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total annual operating expenses as stated in the fee table of the Fund’s prospectus dated October 30, 2018 is 2.44%, 3.19% and 1.92% for Class A, Class C, and Class I shares, respectively. The advisor contractually agreed to reduce its fees and/or absorb expenses of the Funds, until at least October 31, 2019, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the advisor))) will not exceed 2.25%, 3.00% and 2.00% of each Fund’s average daily net assets for Class A, Class C, and Class I shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. Class A shares are subject to a maximum sales charge imposed on purchases of 5.00%. For performance information current to the most recent month-end, please call 1-877-779-7462.

(a)	Inception date is December 27, 2017.

(b)	The S&P Mid-Cap 400 Total Return Index is comprised of mid-cap stocks from the broad U.S. equity market. The index includes 400 medium-sized companies, representing a spectrum of industries. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Portfolio Composition as of June 30, 2019

Holdings By Industry Group	% of Net Assets
Electronics	10.1%
Banks	8.0%
Healthcare-Products	7.8%
Entertainment	5.7%
Oil & Gas	4.2%
Healthcare-Services	4.0%
Savings & Loans	4.0%
Retail	4.0%
Chemicals	3.9%
Distribution/Wholesale	3.9%
Other Industries	45.3%
Liabilities in Excess of Other Assets	(0.9)%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Power Floating Rate Index Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2019

The Fund’s performance figures* for the periods ended June 30, 2019, compared to its benchmarks:

	One Year	Since Inception (a)
Power Floating Rate Index Fund - Class A	3.61%	2.50%
Power Floating Rate Index Fund - Class A with load	(1.57)%	(0.96)%
Power Floating Rate Index Fund - Class C	3.36%	2.14%
Power Floating Rate Index Fund - Class I	3.93%	3.04%
S&P/LSTA U.S. Leveraged Loan 100 Index (b)	4.20%	4.05%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total annual operating expenses as stated in the fee table of the Fund’s prospectus dated October 30, 2018 is 3.04%, 3.79% and 1.81% for Class A, Class C, and Class I shares, respectively. The advisor contractually agreed to reduce its fees and/or absorb expenses of the Funds, until at least October 31, 2019, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the advisor))) will not exceed 2.25%, 3.00% and 2.00% of each Fund’s average daily net assets for Class A, Class C, and Class I shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. Class A shares are subject to a maximum sales charge imposed on purchases of 5.00%. For performance information current to the most recent month-end, please call 1-877-779-7462.

(a)	Inception date is December 27, 2017.

(b)	The S&P/LSTA U.S. Leveraged Loan 100 Index is designed to reflect the performance of the largest facilities in the leveraged loan market. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Portfolio Composition as of June 30, 2019

Holdings By Investment Type	% of Net Assets
Mutual Funds - Debt	71.2%
Exchange Traded Funds - Debt	25.7%
Money Market Fund	2.7%
Other Assets in Excess of Liabilities	0.4%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Power Momentum Index Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2019

The Fund’s performance figures* for the periods ended June 30, 2019, compared to its benchmarks:

		Annualized
	One Year	Since Inception (a)
Power Momentum Index Fund - Class A	3.36%	5.73%
Power Momentum Index Fund - Class A with load	(1.81)%	3.58%
Power Momentum Index Fund - Class C	2.64%	4.98%
Power Momentum Index Fund - Class I	3.53%	5.98%
S&P 500 Total Return Index (b)	10.42%	13.19%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total annual operating expenses as stated in the fee table of the Fund’s prospectus dated October 30, 2018 is 1.95%, 2.70% and 1.70% for Class A, Class C, and Class I shares, respectively. Class A shares are subject to a maximum sales charge imposed on purchases of 5.00%. For performance information current to the most recent month-end, please call 1-877-779-7462.

(a)	Inception date is December 23, 2016.

(b)	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Portfolio Composition as of June 30, 2019

Holdings By Industry Group/Investment Type	% of Net Assets
Software	14.0%
Commercial Services	11.9%
Exchange Traded Funds - Debt	10.1%
Food	9.7%
Insurance	7.9%
Electric	5.9%
Distribution / Wholesale	4.1%
Healthcare-Products	4.1%
Media	4.1%
Building Materials	4.0%
Other Industries	23.8%
Other Assets in Excess of Liabilities	0.4%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Power Global Tactical Allocation/JA Forlines Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2019

The Fund’s performance figures* for the periods ended June 30, 2019, compared to its benchmarks:

	One Year	Since Inception (a)
Power Global Tactical Allocation/JA Forlines Fund - Class A	0.95%	0.07%
Power Global Tactical Allocation/JA Forlines Fund - Class A with load	(4.10)%	(4.03)%
Power Global Tactical Allocation/JA Forlines Fund - Class C	0.26%	(0.72)%
Power Global Tactical Allocation/JA Forlines Fund - Class I	1.27%	0.35%
MSCI AC World Index (b)	5.74%	5.64%

Comparison of the Change in Value of a $100,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total annual operating expenses as stated in the fee table of the Fund’s Class A, Class C and Class I prospectus dated October 30, 2018 is 1.58%, 2.33% and 1.33% for Class A, Class C, and Class I shares, respectively. Class A shares are subject to a maximum sales charge imposed on purchases of 5.00%. For performance information current to the most recent month-end, please call 1-877-779-7462.

(a)	Inception date is April 6, 2018.

(b)	The MSCI AC World Index is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 24 emerging markets. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Portfolio Composition as of June 30, 2019

Holdings By Investment Type	% of Net Assets
Exchange Traded Funds - Equity	51.8%
Exchange Traded Funds - Debt	37.6%
Exchange Traded Funds - Commodity	5.2%
Exchange Traded Note - Equity	4.0%
Money Market Fund	1.8%
Liabilities in Excess of Other Assets	(0.4)%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Power Income Fund
PORTFOLIO OF INVESTMENTS
June 30, 2019

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 95.1%
	COMMODITY FUNDS - 3.1%
340,955	Graniteshares Gold Trust *	$4,797,237
	TOTAL COMMODY FUNDS (Cost - $4,371,009)	4,797,237

	DEBT FUNDS - 76.7%
491,825	iShares 0-5 Year High Yield Corporate Bond ETF	22,968,227
68,468	iShares JP Morgan USD Emerging Markets Bond ETF	7,756,740
290,008	iShares Preferred & Income Securities ETF	10,686,795
1,055,045	iShares Short Maturity Bond ETF	53,100,415
213,577	iShares Short-Term National Muni Bond ETF	22,756,629
	TOTAL DEBT FUNDS (Cost - $115,050,534)	117,268,806

	EQUITY FUNDS - 15.3%
86,102	iShares Edge MSCI USA Quality Factor ETF	7,875,750
78,346	iShares Edge MSCI USA Value Factor ETF	6,360,912
148,224	iShares International Select Dividend ETF	4,553,441
107,289	iShares Mortgage Real Estate ETF	4,525,450
	TOTAL EQUITY FUNDS (Cost - $22,630,958)	23,315,553

	TOTAL EXCHANGE TRADED FUNDS (Cost - $142,052,501)	145,381,596

	EXCHANGE TRADED NOTE - 3.0%
	EQUITY FUND - 3.0%
183,497	JPMorgan Alerian MLP Index ETN	4,607,609
	TOTAL EXCHANGE TRADED NOTE (Cost - $4,631,864)	4,607,609

	SHORT-TERM INVESTMENTS - 1.3%
	MONEY MARKET FUNDS - 1.3%
4,709	Dreyfus Treasury Securities Cash Management - Institutional Class, 2.10% **	4,709
14,347	Fidelity Investments Money Market Funds - Government Portfolio - Institutional Class, 2.25% **	14,347
1,923,636	Goldman Sachs Financial Square Funds - Government Fund - Institutional Class, 2.25% **	1,923,636
14,229	Invesco Stit Liquid Assets - STIT - Government & Agency Portfolio - Institutional Class, 1.97% **	14,229
	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,956,921)	1,956,921

	TOTAL INVESTMENTS - 99.4% (Cost - $148,641,286)	$151,946,126
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.6%	920,055
	NET ASSETS - 100.0%	$152,866,181

ETF - Exchange Traded Fund

ETN - Exchange Traded Note

MLP - Master Limited Partnership

MSCI - Morgan Stanley Capital International

*	Non-income Producing Security

**	Money market fund; interest rate reflects effective yield on June 30, 2019.

Power Dividend Index Fund
PORTFOLIO OF INVESTMENTS
June 30, 2019

Shares		Fair Value
	COMMON STOCK - 100.3%
	ADVERTISING - 4.0%
260,538	Interpublic Group of Cos, Inc.	$5,885,553
72,953	Omnicom Group, Inc.	5,978,498
		11,864,051
	AGRICULTURE - 1.8%
110,927	Altria Group, Inc.	5,252,393

	APPAREL - 2.1%
359,291	Hanesbrands, Inc.	6,186,991

	BANKS - 6.0%
508,124	FNB Corp.	5,980,620
151,822	PacWest Bancorp	5,895,248
348,123	Umpqua Holdings Corp.	5,775,361
		17,651,229
	BIOTECHNOLOGY - 4.0%
32,857	Amgen, Inc.	6,054,888
87,278	Gilead Sciences, Inc.	5,896,502
		11,951,390
	BUILDING MATERIALS - 2.0%
141,433	Johnson Controls International PLC	5,842,597

	CHEMICALS - 8.1%
243,238	Chemours Co.	5,837,712
79,373	Eastman Chemical Co.	6,177,601
301,103	Huntsman Corp.	6,154,545
260,753	Olin Corp.	5,713,098
		23,882,956
	COMPUTERS - 4.5%
127,498	Seagate Technology PLC	6,007,706
154,048	Western Digital Corp.	7,324,982
		13,332,688
	DISTRIBUTION/WHOLESALE - 2.0%
35,447	Watsco, Inc.	5,796,648

	DIVERSIFIED FINANCIAL SERVICES - 1.9%
276,184	Invesco Ltd.	5,650,725

	ELECTRIC - 7.6%
73,672	Black Hills Corp.	5,758,940
64,459	Consolidated Edison, Inc.	5,651,765
113,682	Exelon Corp.	5,449,915
55,536	IDACORP, Inc.	5,577,480
		22,438,100
	ELECTRICAL COMPONENTS & EQUIPMENT - 2.1%
91,425	Emerson Electric Co.	6,099,876

	ENTERTAINMENT - 2.0%
445,256	International Game Technology PLC	5,774,970

	FOOD - 5.6%
247,424	Flowers Foods, Inc.	5,757,556
46,530	JM Smucker Co.	5,359,791
101,401	Kellogg Co.	5,432,052
		16,549,399
	GAS - 2.0%
108,786	UGI Corp.	5,810,260
	HOME FURNISHINGS - 2.0%
155,629	Leggett & Platt, Inc.	5,971,485

	HOUSEHOLD PRODUCTS/WARES - 1.9%
41,088	Kimberly-Clark Corp.	5,476,209

	INSURANCE - 2.0%
102,426	Principal Financial Group, Inc.	5,932,514

	LODGING - 2.0%
100,689	Las Vegas Sands Corp.	5,949,713

Power Dividend Index Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

Shares		Fair Value
	COMMON STOCK - 100.3% (Continued)
	MACHINERY-DIVERSIFIED - 2.0%
34,896	Cummins, Inc.	$5,979,081

	MEDIA - 6.0%
112,569	Sinclair Broadcast Group, Inc.	6,037,075
124,351	Tribune Media Co.	5,747,503
198,525	Viacom, Inc.	5,929,942
		17,714,520
	MISCELLANEOUS MANUFACTURING - 2.1%
73,969	Eaton Corp PLC	6,160,138

	OIL & GAS - 10.6%
47,678	Chevron Corp.	5,933,050
128,127	CVR Energy, Inc.	6,405,069
78,017	Exxon Mobil Corp.	5,978,443
67,607	Phillips 66	6,323,959
75,755	Valero Energy Corp.	6,485,386
		31,125,907
	PACKAGING & CONTAINERS - 2.0%
61,681	Packaging Corp of America	5,879,433

	PHARMACEUTICALS - 5.9%
129,623	Bristol-Myers Squibb Co.	5,878,403
40,678	Johnson & Johnson	5,665,632
134,660	Pfizer, Inc.	5,833,471
		17,377,506
	RETAIL - 2.0%
271,141	Macy’s, Inc.	5,818,686

	SEMICONDUCTORS - 6.1%
21,314	Broadcom, Inc.	6,135,448
259,487	Cypress Semiconductor Corp.	5,770,991
102,333	Maxim Integrated Products, Inc.	6,121,560
		18,027,999

	TOTAL COMMON STOCK (Cost - $296,089,063)	295,497,464

	SHORT-TERM INVESTMENTS - 0.5%
	MONEY MARKET FUNDS - 0.5%
4,534	Dreyfus Treasury Securities Cash Management - Institutional Class, 2.10% *	4,534
6,250	Fidelity Investments Money Market Funds - Government Portfolio - Institutional Class, 2.25% *	6,250
1,373,823	Goldman Sachs Financial Square Funds - Government Fund - Institutional Class, 2.25% *	1,373,823
4,940	Invesco Stit Liquid Assets - STIT - Government & Agency Portfolio - Institutional Class, 1.97% *	4,940
	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,389,547)	1,389,547

	TOTAL INVESTMENTS - 100.8% (Cost - $297,478,610)	$296,887,011
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.8)%	(2,280,883)
	NET ASSETS - 100.0%	$294,606,128

PLC - Public Limited Company

*	Money market fund; interest rate reflects effective yield on June 30, 2019.

Power Dividend Mid-Cap Index Fund
PORTFOLIO OF INVESTMENTS
June 30, 2019

Shares		Fair Value
	COMMON STOCK - 94.6%
	AUTO PARTS & EQUIPMENT - 2.0%
43,265	Goodyear Tire & Rubber Co.	$661,954

	BANKS - 8.0%
56,802	FNB Corp.	668,560
16,900	PacWest Bancorp	656,227
39,933	Umpqua Holdings Corp.	662,488
62,802	Valley National Bancorp	677,006
		2,664,281
	CHEMICALS - 3.9%
26,583	Chemours Co.	637,992
30,877	Olin Corp.	676,515
		1,314,507
	COMMERCIAL SERVICES - 3.8%
16,007	Macquarie Infrastructure Corp.	648,924
28,106	Sabre Corp.	623,953
		1,272,877
	COMPUTERS - 1.9%
7,420	Science Applications International Corp.	642,275

	DISTRIBUTION/WHOLESALE - 3.9%
10,317	IAA, Inc. *	400,093
10,317	KAR Auction Services, Inc.	257,925
4,010	Watsco, Inc.	655,755
		1,313,773
	DIVERSIFIED FINANCIAL SERVICES - 3.8%
124,397	BGC Partners, Inc.	650,596
18,480	Lazard Ltd.	635,527
		1,286,123
	ELECTRIC - 1.9%
38,304	Clearway Energy, Inc.	645,805

	ELECTRONICS - 10.1%
15,002	Avnet, Inc.	679,141
21,411	Jabil, Inc.	676,588
16,066	National Instruments Corp.	674,611
26,759	nVent Electric PLC	663,356
6,870	SYNNEX Corp.	676,008
		3,369,704
	ENERGY-ALTERNATIVE SOURCES - 1.9%
45,165	TerraForm Power, Inc.	645,860

	ENGINEERING AND CONSTRUCTION - 2.0%
26,410	KBR, Inc.	658,665

	ENTERTAINMENT - 5.7%
17,679	Cinemark Holdings, Inc.	638,212
49,211	International Game Technology PLC	638,267
12,821	Six Flags Entertainment Corp.	636,947
		1,913,426
	FOOD - 3.9%
28,057	Flowers Foods, Inc.	652,886
7,807	Ingredion, Inc.	643,999
		1,296,885
	FOREST PRODUCTS & PAPER - 2.0%
14,845	Domtar Corp.	661,048

	HEALTHCARE-PRODUCTS - 7.8%
3,048	Bio-Techne Corp.	635,478
13,352	Bruker Corp.	666,932
6,173	Hill-Rom Holdings, Inc.	645,819
5,331	West Pharmaceutical Services, Inc.	667,175
		2,615,404
	HEALTHCARE-SERVICES - 4.0%
1,840	Chemed Corp.	663,946
10,703	Encompass Health Corp.	678,142
		1,342,088
	INTERNET - 2.0%
11,022	Cogent Communications Holdings, Inc.	654,266

	LODGING - 2.0%
15,037	Wyndham Destinations, Inc.	660,124

	MACHINERY-DIVERSIFIED - 2.0%
57,052	GrafTech International Ltd.	656,098

	MEDIA - 1.9%
14,028	John Wiley & Sons, Inc.	643,324

Power Dividend Mid-Cap Index Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

Shares		Fair Value
	COMMON STOCK - 94.6% (Continued)
	OIL & GAS - 4.2%
13,593	CVR Energy, Inc.	$679,514
23,032	PBF Energy, Inc.	720,902
		1,400,416
	RETAIL - 4.0%
3,899	Cracker Barrel Old Country Store, Inc.	665,676
8,897	MSC Industrial Direct Co., Inc.	660,691
		1,326,367
	SAVINGS & LOANS - 4.0%
67,724	New York Community Bancorp, Inc.	675,886
36,390	TFS Financial Corp.	657,567
		1,333,453
	SEMICONDUCTORS - 3.9%
5,861	Cabot Microelectronics Corp.	645,179
29,037	Cypress Semiconductor Corp.	645,783
		1,290,962
	TELECOMMUNICATIONS - 2.0%
8,910	LogMeIn, Inc.	656,489

	TRANSPORTATION - 2.0%
11,342	Ryder System, Inc.	661,239

	TOTAL COMMON STOCK (Cost - $31,232,139)	31,587,413

	REITS - 3.8%
38,532	AGNC Investment Corp.	648,108
41,045	New Residential Investment Corp.	631,683
	TOTAL REIT’S (Cost - $1,293,416)	1,279,791

	SHORT-TERM INVESTMENT - 2.5%
	MONEY MARKET FUND - 2.5%
838,380	Goldman Sachs Financial Square Funds - Government Fund - Institutional Class, 2.25% **	838,380
	TOTAL SHORT-TERM INVESTMENT (Cost - $838,380)

	TOTAL INVESTMENTS - 100.9% (Cost - $33,363,935)	$33,705,584
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.9)%	(310,040)
	NET ASSETS - 100.0%	$33,395,544

PLC - Public Limited Company

*	Non-income producing security

**	Money market fund; interest rate reflects effective yield on June 30, 2019.

Power Floating Rate Index Fund
PORTFOLIO OF INVESTMENTS
June 30, 2019

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 25.7%
	DEBT FUNDS - 25.7%
40,145	First Trust Senior Loan ETF	$1,891,632
43,744	Highland/iBoxx Senior Loan ETF	767,270
170,791	Invesco Senior Loan ETF	3,870,124
45,917	iShares iBoxx $ High Yield Corporate Bond ETF	4,003,044
64,377	SPDR Blackstone / GSO Senior Loan ETF	2,975,505
36,841	SPDR Bloomberg Barclays High Yield Bond ETF	4,013,459
112,858	SPDR Bloomberg Barclays Short Term High Yield Bond ETF	3,073,123
	TOTAL EXCHANGE TRADED FUNDS (Cost - $20,315,953)	20,594,157

	MUTUAL FUNDS - 71.2%
	DEBT FUNDS - 71.2%
391,028	BlackRock Funds II - Floating Rate Income - Institutional Class	3,894,638
156,067	Columbia Floating Rate Fund - Institutional Class	1,395,239
227,570	Eaton Vance Floating-Rate & High Income Fund - Institutional Class	1,984,409
363,609	Eaton Vance Floating-Rate Advantaged Fund - Institutional Class	3,894,256
436,504	Eaton Vance Floating-Rate Fund - Institutional Class	3,871,794
452,252	Franklin Floating Rate Daily Access Fund - Advisor Class	3,807,984
406,088	Goldman Sachs High Yield Floating Rate Fund - Institutional Class	3,817,231
129,251	Guggenheim Floating Rate Strategies Fund - Institutional Class	3,271,355
457,820	Hartford Floating Rate Fund	3,845,684
491,557	Invesco Oppenheimer Senior Floating Rate Fund - Institutional Class	3,834,146
160,206	John Hancock Funds II - Floating Rate Fund - Institutional Class	1,329,713
338,165	JPMorgan Floating Rate Income Fund - Institutional	3,087,442
405,547	Loomis Sayles Senior Floating Rate and Fixed Income Fund - Institutional Class	3,836,473
436,764	Lord Abbett Floating Rate Fund - Institutional Class	3,882,836
121,832	Nuveen Symphony Floating Rate Income Fund - Institutional Class	2,336,741
200,726	Pacific Funds Floating Rate Income - Institutional Class	1,993,212
85,250	Virtus Newfleet Senior Floating Rate Fund - Institutional Class	778,333
457,620	Virtus Seix Floating Rate High Income Fund - Institutional Class	3,885,195
246,121	Voya Floating Rate Fund - Institutional Class	2,355,376
	TOTAL MUTUAL FUNDS (Cost - $57,047,463)	57,102,057

	SHORT-TERM INVESTMENT - 2.7%
	MONEY MARKET FUND - 2.7%
2,178,696	Goldman Sachs Financial Square Funds - Government Fund - Institutional Class, 2.25% *	2,178,696
	TOTAL SHORT-TERM INVESTMENT (Cost - $2,178,696)

	TOTAL INVESTMENTS - 99.6% (Cost - $79,542,112)	$79,874,910
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.4%	301,954
	NET ASSETS - 100.0%	$80,176,864

ETF - Exchange Traded Fund

SPDR - Standard & Poor’s Depositary Receipt

*	Money market fund; interest rate reflects effective yield on June 30, 2019.

Power Momentum Index Fund
PORTFOLIO OF INVESTMENTS
June 30, 2019

Shares		Fair Value
	COMMON STOCK - 89.5%
	AEROSPACE / DEFENSE - 2.1%
8,125	HEICO Corp.	$1,087,206

	BIOTECHNOLOGY - 1.9%
10,644	Celgene Corp. *	983,931

	BUILDING MATERIALS - 4.0%
10,743	Armstrong World Industries, Inc.	1,044,220
4,569	Martin Marietta Materials, Inc.	1,051,373
		2,095,593
	CHEMICALS - 4.0%
4,663	Air Products & Chemicals, Inc.	1,055,563
5,141	Ecolab, Inc.	1,015,039
		2,070,602
	COMMERCIAL SERVICES - 11.9%
15,747	Booz Allen Hamilton Holding Corp.	1,042,609
6,473	Global Payments, Inc.	1,036,521
3,191	MarketAxess Holdings, Inc.	1,025,651
19,262	ServiceMaster Global Holdings, Inc. *	1,003,358
5,634	Strategic Education, Inc.	1,002,852
8,290	Worldpay, Inc. *	1,015,940
		6,126,931
	DISTRIBUTION / WHOLESALE - 4.1%
13,848	Copart, Inc. *	1,034,999
16,998	IAA, Inc. *	659,182
16,998	KAR Auction Services, Inc.	424,950
		2,119,131
	ELECTRIC - 5.9%
23,466	Hawaiian Electric Industries, Inc.	1,021,944
7,380	Sempra Energy	1,014,307
18,339	Southern Co.	1,013,780
		3,050,031
	FOOD - 9.7%
7,430	Hershey Co.	995,843
8,305	JM Smucker Co.	956,653
6,744	McCormick & Co., Inc.	1,045,387
38,818	Pilgrim’s Pride Corp. *	985,589
12,533	Tyson Foods, Inc.	1,011,914
		4,995,386
	GAS - 2.0%
30,158	South Jersey Industries, Inc.	1,017,229

	HEALTHCARE-PRODUCTS - 4.1%
18,063	DENTSPLY SIRONA, Inc.	1,054,157
3,838	IDEXX Laboratories, Inc. *	1,056,717
		2,110,874
	HOME BUILDERS - 1.9%
294	NVR, Inc. *	990,854

	INSURANCE - 7.9%
4,134	Erie Indemnity Co.	1,051,194
5,715	RenaissanceRe Holdings Ltd.	1,017,327
11,390	RLI Corp.	976,237
15,696	WR Berkley Corp.	1,034,837
		4,079,595
	LEISURE TIME - 1.8%
12,748	Planet Fitness, Inc. *	923,465

	MEDIA - 4.1%
890	Cable One, Inc.	1,042,181
10,140	Liberty Broadband Corp. *	1,056,791
		2,098,972
	MISCELLANEOUS MANUFACTURING - 2.0%
8,440	AptarGroup, Inc.	1,049,430

Power Momentum Index Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

Shares		Fair Value
	COMMON STOCK - 89.5% (Continued)
	PACKAGING & CONTAINERS - 2.1%
15,566	Ball Corp.	$1,089,464

	RETAIL - 2.1%
12,311	CarMax, Inc. *	1,068,964

	SOFTWARE - 14.0%
10,490	Appfolio, Inc. *	1,072,812
7,899	Broadridge Financial Solutions, Inc.	1,008,544
14,017	Cerner Corp.	1,027,446
9,406	Take-Two Interactive Software, Inc. *	1,067,863
15,776	Thomson Reuters Corp.	1,016,921
6,299	Veeva Systems, Inc. *	1,021,131
165,594	Zynga, Inc. *	1,015,091
		7,229,808
	TELECOMMUNICATIONS - 2.0%
31,503	Zayo Group Holdings, Inc. *	1,036,764

	WATER - 1.9%
8,628	American Water Works Co., Inc.	1,000,848

	TOTAL COMMON STOCK (Cost - $45,647,059)	46,225,078

	EXCHANGE TRADED FUNDS - 10.1%
	DEBT FUNDS - 10.1%
30,644	iShares 1-3 Year Treasury Bond ETF	2,597,998
25,674	Schwab Short-Term U.S. Treasury ETF	1,298,848
21,317	Vanguard Short-Term Treasury ETF	1,298,845
	TOTAL EXCHANGE TRADED FUNDS (Cost - $5,156,618)	5,195,691

	TOTAL INVESTMENTS - 99.6% (Cost - $50,803,677)	$51,420,769
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.4%	210,695
	NET ASSETS - 100.0%	$51,631,464

ETF - Exchange Traded Fund

*	Non-income producing security

Power Global Tactical Allocation/JA Forlines Fund
PORTFOLIO OF INVESTMENTS
June 30, 2019

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 94.6%
	COMMODITY FUND - 5.2%
433,510	Graniteshares Gold Trust *	$6,099,486
	TOTAL COMMODITY FUNDS (Cost - $5,557,555)	6,099,486

	DEBT FUNDS - 37.6%
52,233	iShares JP Morgan USD Emerging Markets Bond ETF	5,917,477
221,179	iShares Preferred & Income Securities ETF	8,150,446
597,783	iShares Short Maturity Bond ETF	30,086,418
	TOTAL DEBT FUNDS (Cost - $43,604,619)	44,154,341

	EQUITY FUNDS - 51.8%
232,931	iShares Core MSCI Emerging Markets ETF	11,981,971
139,769	iShares Edge MSCI Min Vol Global ETF	12,875,520
100,739	iShares Edge MSCI USA Momentum Factor ETF	11,947,645
196,987	iShares Edge MSCI USA Quality Factor ETF	18,018,401
156,064	iShares Exponential Technologies ETF	6,019,389
	TOTAL EQUITY FUNDS (Cost - $57,536,422)	60,842,926

	TOTAL EXCHANGE TRADED FUNDS (Cost - $106,698,596)	111,096,753

	EXCHANGE TRADED NOTE - 4.0%
	EQUITY FUND - 4.0%
186,646	JPMorgan Alerian MLP Index ETN	4,686,681
	TOTAL EXCHANGE TRADED NOTE (Cost - $4,602,064)

	SHORT-TERM INVESTMENT - 1.8%
	MONEY MARKET FUND - 1.8%
2,156,579	Goldman Sachs Financial Square Funds - Government Fund - FST Shares, 2.25% **	2,156,579
	TOTAL SHORT-TERM INVESTMENT (Cost - $2,156,579)

	TOTAL INVESTMENTS - 100.4% (Cost - $113,457,239)	$117,940,013
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.4)%	(453,395)
	NET ASSETS - 100.0%	$117,486,618

ETF - Exchange Traded Fund

ETN - Exhange Traded Note

MLP - Master Limited Partnership

MSCI - Morgan Stanley Capital International

*	Non-Income Producing Security

**	Money market fund; interest rate reflects effective yield on June 30, 2019.

Power Funds
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2019

	Power Income	Power Dividend	Power Dividend	Power Floating Rate	Power Momentum	Power Global Tactical
	Fund	Index Fund	Mid-Cap Index Fund	Index Fund	Index Fund	Allocation/JA Fund
ASSETS
Investment securities:
At cost	$148,641,286	$297,478,610	$33,363,935	$79,542,112	$50,803,677	$113,457,239
At value	$151,946,126	$296,887,011	$33,705,584	$79,874,910	$51,420,769	$117,940,013
Receivable for securities sold	1,099,515	—	—	—	5,888,969	—
Receivable for Fund shares sold	118,281	104,796	13,650	431,684	40,140	5,497
Dividends and interest receivable	4,183	453,368	80,482	335	22,170	3,616
Prepaid expenses and other assets	21,310	33,276	19,865	19,524	24,118	21,938
TOTAL ASSETS	153,189,415	297,478,451	33,819,581	80,326,453	57,396,166	117,971,064

LIABILITIES
Payable for Fund shares repurchased	147,893	2,362,943	357,378	83,906	254,729	377,103
Investment advisory fees payable	126,022	270,868	38,649	42,312	43,864	72,000
Distribution (12b-1) fees payable	6,344	39,124	2,116	—	4,325	4,143
Payable to related parties	16,314	92,903	6,618	10,039	14,014	17,582
Payable for investments purchased	—	—	—	—	5,273,434	—
Due to custodian	—	—	—	—	163,898	—
Accrued expenses and other liabilities	26,661	106,485	19,276	13,332	10,438	13,618
TOTAL LIABILITIES	323,234	2,872,323	424,037	149,589	5,764,702	484,446
NET ASSETS	$152,866,181	$294,606,128	$33,395,544	$80,176,864	$51,631,464	$117,486,618

COMPOSITION OF NET ASSETS:
Paid in capital	$162,168,075	$397,639,832	$37,422,525	$80,658,733	$50,395,731	$121,076,957
Accumulated earnings/(deficit)	(9,301,894)	(103,033,704)	(4,026,981)	(481,869)	1,235,733	(3,590,339)
NET ASSETS	$152,866,181	$294,606,128	$33,395,544	$80,176,864	$51,631,464	$117,486,618

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$13,910,396	$56,578,075	$2,388,011	$265,015	$5,609,506	$16,944,405
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,399,252	6,708,360	255,846	26,675	540,416	1,729,116
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$9.94	$8.43	$9.33	$9.93	$10.38	$9.80
Maximum offering price per share (net asset value plus maximum sales charge of 5.00%) (a)	$10.46	$8.87	$9.82	$10.45	$10.93	$10.32

Class C Shares:
Net Assets	$3,492,972	$32,900,147	$2,021,251	$397,729	$3,828,035	$914,764
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	355,361	3,926,882	216,185	40,347	375,787	93,426
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.83	$8.38	$9.35	$9.86	$10.19	$9.79

Class I Shares:
Net Assets	$135,462,813	$205,127,906	$28,986,282	$79,514,120	$42,193,923	$99,627,449
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	13,642,821	24,444,452	3,105,368	7,973,062	4,047,868	10,188,415
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.93	$8.39	$9.33	$9.97	$10.42	$9.78

(a)	On investments of $50,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

Power Funds
STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2019

	Power Income	Power Dividend	Power Dividend	Power Floating Rate	Power Momentum	Power Global Tactical
	Fund	Index Fund	Mid-Cap Index Fund	Index Fund	Index Fund	Allocation/JA Fund
INVESTMENT INCOME
Dividends (including foreign dividend tax withholding of $0, $119102, $0, $0, $0, and $0, respectively)	$6,345,990	$17,281,054	$1,676,816	$3,322,940	$888,409	$3,862,465
Interest	412,485	147,454	18,274	44,799	12,774	52,650
TOTAL INVESTMENT INCOME	6,758,475	17,428,508	1,695,090	3,367,739	901,183	3,915,115

EXPENSES
Investment advisory fees	1,560,443	5,058,913	486,878	486,653	502,638	890,379
Distribution (12b-1) fees:
Class A	51,329	220,807	4,133	336	11,749	38,968
Class C	40,955	443,401	15,394	1,996	33,924	8,087
Administration fees	98,277	315,429	37,308	51,393	39,456	75,436
Third Party Administrative Servicing Fees	86,963	389,873	20,894	52,464	30,369	40,829
Transfer agent fees	57,276	194,225	17,617	29,333	22,992	41,620
Registration fees	52,142	68,181	77,708	74,292	45,637	70,772
Accounting services fees	50,021	93,051	38,722	41,465	38,470	44,626
Printing and postage expenses	24,606	132,559	10,137	12,358	21,491	36,405
Custodian fees	21,353	87,124	11,044	9,360	10,170	14,133
Legal fees	17,886	11,782	19,321	8,529	10,643	12,287
Audit fees	15,908	16,418	14,881	14,882	16,799	13,224
Compliance officer fees	9,600	21,625	6,504	7,001	6,264	8,025
Trustees’ fees and expenses	9,384	11,609	11,904	11,904	11,804	12,052
Insurance expense	3,454	16,856	449	1,482	1,233	713
Other expenses	2,925	4,101	4,330	9,092	3,507	15,282
TOTAL EXPENSES	2,102,522	7,085,954	777,224	812,540	807,146	1,322,838
Less: Fees (waived)/recouped by the Advisor	—	—	90	19	—	23,524
NET EXPENSES	2,102,522	7,085,954	777,314	812,559	807,146	1,346,362

NET INVESTMENT INCOME	4,655,953	10,342,554	917,776	2,555,180	94,037	2,568,753

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain/(loss) from security transactions	(716,736)	(40,979,655)	(3,701,908)	(845,554)	694,216	(7,974,088)
Net change in unrealized appreciation/(depreciation) on investments	4,353,574	7,945,368	1,064,179	1,197,918	907,513	6,655,595
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	3,636,838	(33,034,287)	(2,637,729)	352,364	1,601,729	(1,318,493)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,292,791	$(22,691,733)	$(1,719,953)	$2,907,544	$1,695,766	$1,250,260

See accompanying notes to financial statements.

Power Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2019	June 30, 2018
FROM OPERATIONS
Net investment income	$4,655,953	$5,563,690
Net realized loss from security transactions	(716,736)	(1,828,465)
Net change in unrealized appreciation (depreciation) on investments	4,353,574	(4,183,706)
Net increase (decrease) in net assets resulting from operations	8,292,791	(448,481)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	—	(864,903)
Class C	—	(108,448)
Class I	—	(4,631,536)
Total Distributions paid:*
Class A	(514,994)	—
Class C	(83,665)	—
Class I	(4,120,585)	—
Net decrease in net assets resulting from distributions to shareholders	(4,719,244)	(5,604,887)
FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	1,747,187	12,338,736
Class C	624,259	2,724,744
Class I	46,934,909	30,953,882
Net asset value of shares issued in reinvestment of distributions:
Class A	393,310	734,865
Class C	62,914	83,668
Class I	3,042,171	3,429,922
Payments for shares redeemed:
Class A	(15,374,283)	(18,882,815)
Class C	(2,132,600)	(1,673,895)
Class I	(50,902,481)	(67,369,242)
Net decrease in net assets resulting from shares of beneficial interest	(15,604,614)	(37,660,135)
TOTAL DECREASE IN NET ASSETS	(12,031,067)	(43,713,503)
NET ASSETS
Beginning of Year	164,897,248	208,610,751
End of Year **	$152,866,181	$164,897,248
SHARE ACTIVITY
Class A:
Shares Sold	179,981	1,232,796
Shares Reinvested	41,179	74,078
Shares Redeemed	(1,568,189)	(1,893,109)
Net decrease in shares of beneficial interest outstanding	(1,347,029)	(586,235)
Class C:
Shares Sold	64,827	273,896
Shares Reinvested	6,688	8,525
Shares Redeemed	(222,392)	(169,319)
Net increase (decrease) in shares of beneficial interest outstanding	(150,877)	113,102
Class I:
Shares Sold	4,801,074	3,095,357
Shares Reinvested	317,174	345,440
Shares Redeemed	(5,205,985)	(6,727,260)
Net decrease in shares of beneficial interest outstanding	(87,737)	(3,286,463)

*	Distributions from net investment income and net realized capital gains are combined for the year ended June 30, 2019. See “New Accounting Pronouncements” in the Notes to financial statements for more information. The dividends and distributions to shareholders for the year end June 30, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes net investment income in excess of distributions of $494,645 as of June 30, 2018.

See accompanying notes to financial statements.

Power Dividend Index Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2019	June 30, 2018
FROM OPERATIONS
Net investment income	$10,342,554	$19,029,639
Net realized gain (loss) from security transactions	(40,979,655)	47,855,179
Net change in unrealized appreciation (depreciation) on investments	7,945,368	(52,385,505)
Net increase (decrease) in net assets resulting from operations	(22,691,733)	14,499,313

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	—	(5,543,001)
Class C	—	(872,639)
Class I	—	(12,430,483)
From net realized gain:
Class A	—	(1,954,311)
Class C	—	(410,740)
Class I	—	(3,391,829)
Total Distributions paid:*
Class A	(19,171,692)	—
Class C	(9,866,454)	—
Class I	(84,406,665)	—
Net decrease in net assets resulting from distributions to shareholders	(113,444,811)	(24,603,003)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	10,266,526	89,946,023
Class C	5,311,494	12,606,035
Class I	111,204,857	366,194,936
Net asset value of shares issued in reinvestment of distributions:
Class A	17,702,468	7,238,246
Class C	9,085,159	1,184,993
Class I	80,202,957	14,762,237
Redemption fee proceeds:
Class A	7	30,055
Class C	—	288
Class I	2,516	4,820
Payments for shares redeemed:
Class A	(73,074,235)	(250,330,498)
Class C	(21,758,161)	(13,333,195)
Class I	(453,462,167)	(236,434,751)
Net decrease in net assets resulting from shares of beneficial interest	(314,518,579)	(8,130,811)

TOTAL DECREASE IN NET ASSETS	(450,655,123)	(18,234,501)

NET ASSETS
Beginning of Year	745,261,251	763,495,752
End of Year **	$294,606,128	$745,261,251

SHARE ACTIVITY
Class A:
Shares Sold	946,558	7,365,683
Shares Reinvested	1,999,354	594,244
Shares Redeemed	(6,980,909)	(20,712,540)
Net decrease in shares of beneficial interest outstanding	(4,034,997)	(12,752,613)

Class C:
Shares Sold	486,564	1,047,283
Shares Reinvested	1,037,778	97,901
Shares Redeemed	(2,181,437)	(1,108,607)
Net increase (decrease) in shares of beneficial interest outstanding	(657,095)	36,577

Class I:
Shares Sold	10,776,012	30,189,747
Shares Reinvested	9,058,946	1,218,450
Shares Redeemed	(44,331,308)	(19,404,028)
Net increase (decrease) in shares of beneficial interest outstanding	(24,496,350)	12,004,169

*	Distributions from net investment income and net realized capital gains are combined for the year ended June 30, 2019. See “New Accounting Pronouncements” in the Notes to financial statements for more information. The dividends and distributions to shareholders for the year ended June 30, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes net investment income in excess of distributions of $503,426 as of June 30, 2018.

See accompanying notes to financial statements.

Power Dividend Mid-Cap Index Fund
STATEMENT OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	June 30, 2019	June 30, 2018 (a)
FROM OPERATIONS
Net investment income	$917,776	$234,369
Net realized loss from security transactions	(3,701,908)	(208,166)
Net change in unrealized appreciation (depreciation) on investments	1,064,179	(722,530)
Net decrease in net assets resulting from operations	(1,719,953)	(696,327)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	—	(2,311)
Class C	—	(2,003)
Class I	—	(239,660)
From return of capital:
Class A	(1,981)	—
Class C	(1,858)	—
Class I	(47,383)	—
Total distributions paid:*
Class A	(46,668)	—
Class C	(24,516)	—
Class I	(1,297,077)	—
Net decrease in net assets resulting from distributions to shareholders	(1,419,483)	(243,974)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	2,512,213	357,246
Class C	2,050,656	408,347
Class I	49,019,499	37,926,277
Net asset value of shares issued in reinvestment of distributions:
Class A	47,959	2,199
Class C	23,926	1,837
Class I	1,335,534	237,154
Redemption fee proceeds:
Class A	—	2
Class I	49	2,406
Payments for shares redeemed:
Class A	(392,621)	(20,113)
Class C	(360,512)	—
Class I	(41,264,453)	(14,412,324)
Net increase in net assets resulting from shares of beneficial interest	12,972,250	24,503,031

TOTAL INCREASE IN NET ASSETS	9,832,814	23,562,730

NET ASSETS
Beginning of Period	23,562,730	—
End of Period **	$33,395,544	$23,562,730

SHARE ACTIVITY
Class A:
Shares Sold	258,682	35,572
Shares Reinvested	5,209	225
Shares Redeemed	(41,840)	(2,002)
Net increase in shares of beneficial interest outstanding	222,051	33,795

Class C:
Shares Sold	211,734	40,618
Shares Reinvested	2,577	188
Shares Redeemed	(38,932)	—
Net increase in shares of beneficial interest outstanding	175,379	40,806

Class I:
Shares Sold	5,059,484	3,713,556
Shares Reinvested	143,390	24,371
Shares Redeemed	(4,418,445)	(1,416,988)
Net increase in shares of beneficial interest outstanding	784,429	2,320,939

*	Distributions from net investment income and net realized capital gains are combined for the period ended June 30, 2019. See “New Accounting Pronouncements” in the Notes to financial statements for more information. The dividends and distributions to shareholders for the year end June 30, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Period includes net investment income in excess of distributions of $11,203 as of June 30, 2018.

(a)	The Power Dividend Mid-Cap Index Fund commenced operations on December 27, 2017.

See accompanying notes to financial statements.

Power Floating Rate Index Fund
STATEMENT OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	June 30, 2019	June 30, 2018 (a)
FROM OPERATIONS
Net investment income	$2,555,180	$1,071,515
Net realized loss from security transactions	(845,554)	(29,718)
Net change in unrealized appreciation (depreciation) on investments	1,197,918	(865,120)
Net increase in net assets resulting from operations	2,907,544	176,677

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	—	(698)
Class C	—	(2)
Class I	—	(1,039,082)
Total distributions paid:*
Class A	(5,177)	—
Class C	(5,678)	—
Class I	(2,516,987)	—
Net decrease in net assets resulting from distributions to shareholders	(2,527,842)	(1,039,782)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	221,502	56,200
Class C	393,734	100
Class I	34,050,583	85,583,095
Net asset value of shares issued in reinvestment of distributions:
Class A	5,176	697
Class C	3,768	2
Class I	1,961,661	790,714
Redemption fee proceeds:
Class I	317	17,717
Payments for shares redeemed:
Class A	(7,490)	(9,952)
Class C	(1,610)	—
Class I	(29,249,766)	(13,156,181)
Net increase in net assets resulting from shares of beneficial interest	7,377,875	73,282,392

TOTAL INCREASE IN NET ASSETS	7,757,577	72,419,287

NET ASSETS
Beginning of Period	72,419,287	—
End of Period **	$80,176,864	$72,419,287

SHARE ACTIVITY
Class A:
Shares Sold	22,223	5,609
Shares Reinvested	522	71
Shares Redeemed	(754)	(996)
Net increase in shares of beneficial interest outstanding	21,991	4,684

Class C:
Shares Sold	40,115	10
Shares Reinvested	384	0 (b)
Shares Redeemed	(162)	—
Net increase in shares of beneficial interest outstanding	40,337	10

Class I:
Shares Sold	3,406,085	8,525,481
Shares Reinvested	197,053	79,508
Shares Redeemed	(2,923,213)	(1,311,852)
Net increase in shares of beneficial interest outstanding	679,925	7,293,137

*	Distributions from net investment income and net realized capital gains are combined for the period ended June 30, 2019. See “New Accounting Pronouncements” in the Notes to financial statements for more information. The dividends and distributions to shareholders for the year end June 30, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Period includes net investment income in excess of distributions of $33,267 as of June 30, 2018.

(a)	The Power Floating Rate Index Fund commenced operations on December 27, 2017.

(b)	Less than 1 share.

See accompanying notes to financial statements.

Power Momentum Index Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2019	June 30, 2018
FROM OPERATIONS
Net investment income	$94,037	$5,480
Net realized gain from security transactions	694,216	4,162,393
Net change in unrealized appreciation (depreciation) on investments	907,513	(437,084)
Net increase in net assets resulting from operations	1,695,766	3,730,789

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class I	—	(7,649)
From net realized gains:
Class A	—	(81,022)
Class C	—	(37,679)
Class I	—	(1,912,652)
Total distributions paid:*
Class A	(274,746)	—
Class C	(201,489)	—
Class I	(2,401,099)	—
Net decrease in net assets resulting from distributions to shareholders	(2,877,334)	(2,039,002)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	4,531,022	4,232,978
Class C	3,221,189	1,414,306
Class I	40,166,989	27,511,066
Net asset value of shares issued in reinvestment of distributions:
Class A	268,463	81,022
Class C	185,775	37,679
Class I	2,301,016	1,905,576
Redemption fee proceeds:
Class A	22	30
Class C	—	11
Class I	—	630
Payments for shares redeemed:
Class A	(2,527,745)	(998,505)
Class C	(1,314,718)	(128,681)
Class I	(32,211,814)	(30,769,029)
Net increase in net assets resulting from shares of beneficial interest	14,620,199	3,287,083

TOTAL INCREASE IN NET ASSETS	13,438,631	4,978,870

NET ASSETS
Beginning of Year	38,192,833	33,213,963
End of Year **	$51,631,464	$38,192,833

SHARE ACTIVITY
Class A:
Shares Sold	435,441	389,069
Shares Reinvested	27,166	7,447
Shares Redeemed	(243,825)	(93,003)
Net increase in shares of beneficial interest outstanding	218,782	303,513

Class C:
Shares Sold	312,343	131,663
Shares Reinvested	19,113	3,492
Shares Redeemed	(131,187)	(11,968)
Net increase in shares of beneficial interest outstanding	200,269	123,187

Class I:
Shares Sold	3,815,210	2,535,335
Shares Reinvested	231,673	174,839
Shares Redeemed	(3,085,723)	(2,805,534)
Net increase (decrease) in shares of beneficial interest outstanding	961,160	(95,360)

*	Distributions from net investment income and net realized capital gains are combined for the year ended June 30, 2019. See “New Accounting Pronouncements” in the Notes to financial statements for more information. The dividends and distributions to shareholders for the year end June 30, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Period includes net investment income in excess of distributions of $0 as of June 30, 2018.

See accompanying notes to financial statements.

Power Global Tactical Allocation/JA Forlines Fund
STATEMENT OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	June 30, 2019	June 30, 2018 (a)
FROM OPERATIONS
Net investment income	$2,568,753	$378,938
Net realized loss from security transactions	(7,974,088)	(105,271)
Net change in unrealized appreciation (depreciation) on investments	6,655,595	(2,172,821)
Net increase (decrease) in net assets resulting from operations	1,250,260	(1,899,154)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	—	(42,199)
Class C	—	(1,596)
Class I	—	(349,244)
Total distributions paid:*
Class A	(275,787)	—
Class C	(7,709)	—
Class I	(2,301,595)	—
Net decrease in net assets resulting from distributions to shareholders	(2,585,091)	(393,039)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	7,464,897	14,024,063
Class C	436,612	639,846
Class I	43,027,276	99,502,558
Net asset value of shares issued in reinvestment of distributions:
Class A	271,993	41,914
Class C	7,186	1,450
Class I	1,838,057	286,854
Redemption fee proceeds:
Class A	—	85
Class C	—	7
Class I	—	1,046
Payments for shares redeemed:
Class A	(2,701,562)	(1,782,032)
Class C	(125,002)	(28,253)
Class I	(37,798,019)	(3,995,334)
Net increase in net assets resulting from shares of beneficial interest	12,421,438	108,692,204

TOTAL INCREASE IN NET ASSETS	11,086,607	106,400,011

NET ASSETS
Beginning of Period	106,400,011	—
End of Period **	$117,486,618	$106,400,011

SHARE ACTIVITY
Class A:
Shares Sold	764,534	1,395,873
Shares Reinvested	29,059	4,260
Shares Redeemed	(285,730)	(178,880)
Net increase in shares of beneficial interest outstanding	507,863	1,221,253

Class C:
Shares Sold	44,789	63,482
Shares Reinvested	783	148
Shares Redeemed	(12,981)	(2,795)
Net increase in shares of beneficial interest outstanding	32,591	60,835

Class I:
Shares Sold	4,450,552	9,857,711
Shares Reinvested	195,727	29,112
Shares Redeemed	(3,945,754)	(398,933)
Net increase in shares of beneficial interest outstanding	700,525	9,487,890

*	Distributions from net investment income and net realized capital gains are combined for the period ended June 30, 2019. See “New Accounting Pronouncements” in the Notes to financial statements for more information. The dividends and distributions to shareholders for the period end June 30, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Period includes net investment income in excess of distributions of $10,236 as of June 30, 2018.

(a)	The Fund commenced operations on April 6, 2018.

See accompanying notes to financial statements.

Power Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class A

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$9.70	$10.05	$9.85	$9.76	$10.34
Activity from investment operations:
Net investment income (1)	0.28	0.27	0.26	0.02	0.18
Net realized and unrealized gain (loss) on investments	0.22	(0.34)	0.21	0.13	(0.57)
Total from investment operations	0.50	(0.07)	0.47	0.15	(0.39)
Less distributions from:
Net investment income	(0.26)	(0.28)	(0.27)	(0.06)	(0.19)
Total distributions	(0.26)	(0.28)	(0.27)	(0.06)	(0.19)
Net asset value, end of year	$9.94	$9.70	$10.05	$9.85	$9.76
Total return (2)	5.24%	(0.72)%	4.78%	1.53%	(3.81)%
Net assets, at end of year (000s)	$13,910	$26,645	$33,484	$29,161	$28,058
Ratio of expenses to average net assets (3)	1.54%	1.54%	1.52%	1.53%	1.49%
Ratio of net investment income to average net assets (3,4)	2.87%	2.74%	2.62%	0.17%	1.83%
Portfolio Turnover Rate	175%	274%	253%	238%	554%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the year.

(2)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends and capital gain distributions.

(3)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(4)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Power Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class C

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2019	2018	2017	2016	2015 (1)
Net asset value, beginning of period	$9.60	$9.95	$9.78	$9.75	$9.99
Activity from investment operations:
Net investment income (loss) (2)	0.20	0.19	0.19	(0.05)	0.12
Net realized and unrealized gain (loss) on investments	0.22	(0.33)	0.19	0.12	(0.26)
Total from investment operations	0.42	(0.14)	0.38	0.07	(0.14)
Less distributions from:
Net investment income	(0.19)	(0.21)	(0.21)	(0.04)	(0.10)
Total distributions	(0.19)	(0.21)	(0.21)	(0.04)	(0.10)
Net asset value, end of period	$9.83	$9.60	$9.95	$9.78	$9.75
Total return (3)	4.47%	(1.41)%	3.93%	0.73%	(1.37	)% (4)
Net assets, at end of period (000s)	$3,493	$4,861	$3,913	$3,234	$2,319
Ratio of expenses to average net assets (5)	2.29%	2.29%	2.27%	2.28%	2.18	% (6)
Ratio of net investment income (loss) to average net assets (5,7)	2.10%	1.95%	1.92%	(0.47)%	1.98	% (6)
Portfolio Turnover Rate	175%	274%	253%	238%	554	% (8)

(1)	The Power Income Fund’s Class C shares commenced operations November 25, 2014.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends and capital gain distributions.

(4)	Not annualized.

(5)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(6)	Annualized.

(7)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Represents the portfolio turnover for the Fund for the entire year ended June 30, 2015.

See accompanying notes to financial statements.

Power Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class I

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$9.71	$10.06	$9.85	$9.75	$10.33
Activity from investment operations:
Net investment income (1)	0.30	0.30	0.29	0.02	0.21
Net realized and unrealized gain (loss) on investments	0.23	(0.34)	0.21	0.14	(0.58)
Total from investment operations	0.53	(0.04)	0.50	0.16	(0.37)
Less distributions from:
Net investment income	(0.31)	(0.31)	(0.29)	(0.06)	(0.21)
Total distributions	(0.31)	(0.31)	(0.29)	(0.06)	(0.21)
Net asset value, end of year	$9.93	$9.71	$10.06	$9.85	$9.75
Total return (2)	5.56%	(0.47)%	5.07%	1.70%	(3.57)%
Net assets, at end of year (000s)	$135,463	$133,392	$171,214	$165,290	$232,718
Ratio of expenses to average net assets (3)	1.29%	1.29%	1.27%	1.28%	1.25%
Ratio of net investment income to average net assets (3,4)	3.03%	3.01%	2.89%	0.24%	2.06%
Portfolio Turnover Rate	175%	274%	253%	238%	554%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the year.

(2)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.

(3)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(4)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Power Dividend Index Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class A

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$11.60	$11.75	$10.94	$10.78	$11.14
Activity from investment operations:
Net investment income (1)	0.20	0.28	0.29	0.01	0.29
Net realized and unrealized gain (loss) on investments	(0.79)	(0.07)	0.79	0.38	(0.38)
Total from investment operations	(0.59)	0.21	1.08	0.39	(0.09)
Less distributions from:
Net investment income	(0.18)	(0.27)	(0.27)	(0.02)	(0.27)
Net realized gains	(2.40)	(0.09)	—	(0.19)	(0.00	) (2)
Return of capital	—	—	—	(0.02)	—
Total distributions	(2.58)	(0.36)	(0.27)	(0.23)	(0.27)
Paid-in-Capital From Redemption Fees (1,2)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$8.43	$11.60	$11.75	$10.94	$10.78
Total return (3)	(5.82)%	1.65%	9.94%	3.75%	(0.81)%
Net assets, at end of year (000s)	$56,578	$124,630	$276,098	$162,875	$100,736
Ratio of expenses to average net assets (4)	1.52%	1.43%	1.45%	1.50%	1.51%
Ratio of net investment income to average net assets (4,5)	1.97%	2.27%	2.49%	0.08%	2.61%
Portfolio Turnover Rate	319%	265%	56%	99%	77%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(2)	Amount is less than $0.01.

(3)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends and capital gain distributions.

(4)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests

(5)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Power Dividend Index Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class C

	Year Ended	Year Ended		Year Ended	Year Ended		Period Ended
	June 30,	June 30,		June 30,	June 30,		June 30,
	2019	2018		2017	2016		2015 (1)
Net asset value, beginning of period	$11.51	$11.67		$10.88	$10.77		$11.51
Activity from investment operations:
Net investment income (loss) (2)	0.12	0.18		0.20	(0.07)		0.11
Net realized and unrealized gain (loss) on investments	(0.77)	(0.07)		0.78	0.37		(0.68)
Total from investment operations	(0.65)	0.11		0.98	0.30		(0.57)
Less distributions from:
Net investment income	(0.08)	(0.18)		(0.19)	(0.00	) (3)	(0.17)
Net realized gains	(2.40)	(0.09)		—	(0.19)		(0.00	) (3)
Total distributions	(2.48)	(0.27)		(0.19)	(0.19)		(0.17)
Paid-in-Capital From Redemption Fees (2)	—	0.00	(3)	0.00 (3)	0.00	(3)	0.00	(3)
Net asset value, end of period	$8.38	$11.51		$11.67	$10.88		$10.77
Total return (4)	(6.43)%	0.85	% (5)	9.07%	2.97%		(4.96	)% (6)
Net assets, at end of period (000s)	$32,900	$52,777		$53,076	$30,411		$12,825
Ratio of expenses to average net assets (9)	2.27%	2.18%		2.20%	2.25%		2.36	% (7)
Ratio of net investment income (loss) to average net assets (9) (10)	1.20%	1.52%		1.73%	(0.66)%		1.72	% (7)
Portfolio Turnover Rate	319%	265%		56%	99%		77	% (8)

(1)	The Power Dividend Index Fund’s Class C shares commenced operations November 25, 2014.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Amount is less than $0.01.

(4)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends and capital gain distributions.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(6)	Not annualized.

(7)	Annualized.

(8)	Represents the portfolio turnover for the Fund for the entire year ended June 30, 2015.

(9)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(10)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Power Dividend Index Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class I

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	June 30,	June 30,		June 30,	June 30,	June 30,
	2019	2018		2017	2016	2015
Net asset value, beginning of year	$11.60	$11.76		$10.95	$10.78	$11.14
Activity from investment operations:
Net investment income (1)	0.22	0.31		0.32	0.02	0.32
Net realized and unrealized gain (loss) on investments	(0.78)	(0.08)		0.79	0.40	(0.39)
Total from investment operations	(0.56)	0.23		1.11	0.42	(0.07)
Less distributions from:
Net investment income	(0.25)	(0.30)		(0.30)	(0.04)	(0.29)
Net realized gains	(2.40)	(0.09)		—	(0.19)	(0.00	) (2)
Return of capital	—	—		—	(0.02)	—
Total distributions	(2.65)	(0.39)		(0.30)	(0.25)	(0.29)
Paid-in-Capital From Redemption Fees (1,2)	0.00	0.00		0.00	0.00	0.00
Net asset value, end of year	$8.39	$11.60		$11.76	$10.95	$10.78
Total return (3)	(5.53)%	1.84	% (4)	10.19%	4.05%	(0.59)%
Net assets, at end of year (000s)	$205,128	$567,854		$434,322	$273,188	$245,339
Ratio of expenses to average net assets (5)	1.27%	1.18%		1.20%	1.25%	1.25%
Ratio of net investment income to average net assets (5,6)	2.20%	2.51%		2.71%	0.16%	2.88%
Portfolio Turnover Rate	319%	265%		56%	99%	77%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(2)	Amount is less than $0.01.

(3)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.

(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those differ from the net asset values and returns for shareholder transactions.

(5)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Power Dividend Mid-Cap Index Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class A

	Year Ended	Period Ended
	June 30,	June 30,
	2019	2018 (1)
Net asset value, beginning of period	$9.83	$10.00
Activity from investment operations:
Net investment income (2)	0.17	0.07
Net realized and unrealized loss on investments	(0.42)	(0.15)
Total from investment operations	(0.25)	(0.08)
Less distributions from:
Net investment income	(0.15)	(0.09)
Net realized gains	(0.09)	—
Return of capital	(0.01)	—
Total distributions	(0.25)	(0.09)
Paid-in-Capital From Redemption Fees (2)	—	0.00	(3)
Net asset value, end of period	$9.33	$9.83
Total return (4)	(2.58)%	(0.80	)% (5)
Net assets, at end of period (000’s)	$2,388	$332
Ratio of expenses to average net assets before fee waivers/recapture (7)	1.80%	2.43	% (6)
Ratio of net expenses to average net assets (7)	1.80%	2.25	% (6)
Ratio of net investment income to average net assets (7,8)	1.82%	1.33	% (6)
Portfolio Turnover Rate	561%	98	% (5)

(1)	The Power Dividend Mid-Cap Index Fund commenced operations December 27, 2017.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Amount is less than $0.01.

(4)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.

(5)	Not annualized.

(6)	Annualized.

(7)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Power Dividend Mid-Cap Index Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class C

	Year Ended	Period Ended
	June 30,	June 30,
	2019	2018 (1)
Net asset value, beginning of period	$9.81	$10.00
Activity from investment operations:
Net investment income (2)	0.09	0.04
Net realized and unrealized loss on investments	(0.40)	(0.16)
Total from investment operations	(0.31)	(0.12)
Less distributions from:
Net investment income	(0.05)	(0.07)
Net realized gains	(0.09)	—
Return of capital	(0.01)	—
Total distributions	(0.15)	(0.07)
Paid-in-Capital From Redemption Fees (2)	—	0.00	(3)
Net asset value, end of period	$9.35	$9.81
Total return (4)	(3.16)%	(1.23	)% (5)
Net assets, at end of period (000’s)	$2,021	$400
Ratio of expenses to average net assets before fee waivers (7)	2.55%	3.18	% (6)
Ratio of net expenses to average net assets (7)	2.55%	3.00	% (6)
Ratio of net investment income to average net assets (7,8)	1.01%	0.72	% (6)
Portfolio Turnover Rate	561%	98	% (5)

(1)	The Power Dividend Mid-Cap Index Fund commenced operations December 27, 2017.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Amount is less than $0.01.

(4)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.

(5)	Not annualized.

(6)	Annualized.

(7)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Power Dividend Mid-Cap Index Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class I

	Year Ended	Period Ended
	June 30,	June 30,
	2019	2018 (1)
Net asset value, beginning of period	$9.84	$10.00
Activity from investment operations:
Net investment income (2)	0.18	0.10
Net realized and unrealized loss on investments	(0.41)	(0.16)
Total from investment operations	(0.23)	(0.06)
Less distributions from:
Net investment income	(0.18)	(0.10)
Net realized gains	(0.09)	—
Return of capital	(0.01)	—
Total distributions	(0.28)	(0.10)
Paid-in-Capital From Redemption Fees (2,3)	0.00	0.00
Net asset value, end of period	$9.33	$9.84
Total return (4)	(2.31)%	(0.64	)% (5)
Net assets, at end of period (000’s)	$28,986	$22,830
Ratio of expenses to average net assets before fee waivers (7)	1.55%	1.91	% (6)
Ratio of net expenses to average net assets (7)	1.55%	1.89	% (6)
Ratio of net investment income to average net assets (7,8)	1.92%	1.92	% (6)
Portfolio Turnover Rate	561%	98	% (5)

(1)	The Power Dividend Mid-Cap Index Fund commenced operations December 27, 2017.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Amount is less than $0.01.

(4)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.

(5)	Not annualized.

(6)	Annualized.

(7)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests

(8)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Power Floating Rate Index Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class A

	Year Ended	Period Ended
	June 30,	June 30,
	2019	2018 (1)
Net asset value, beginning of period	$9.88	$10.00
Activity from investment operations:
Net investment income (2)	0.33	0.12
Net realized and unrealized loss on investments	0.02	(0.10)
Total from investment operations	0.35	0.02
Less distributions from:
Net investment income	(0.30)	(0.14)
Total distributions	(0.30)	(0.14)
Paid-in-Capital From Redemption Fees (2,3)	—	0.00	(3)
Net asset value, end of period	$9.93	$9.88
Total return (4)	3.61%	0.17	% (5)
Net assets, at end of period (000’s)	$265	$46
Ratio of expenses to average net assets before fee waivers/recapture (8)	1.33%	2.38	% (6)
Ratio of net expenses to average net assets (8)	1.33%	2.25	% (6)
Ratio of net investment income to average net assets (7,8)	3.27%	2.31	% (6)
Portfolio Turnover Rate	209%	9	% (5)

(1)	The Power Floating Rate Index Fund commenced operations December 27, 2017.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Amount is less than $0.01.

(4)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.

(5)	Not annualized.

(6)	Annualized.

(7)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Power Floating Rate Index Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class C

	Year Ended	Period Ended
	June 30,	June 30,
	2019	2018 (1)
Net asset value, beginning of period	$9.79	$10.00
Activity from investment operations:
Net investment income (2)	0.25	0.07
Net realized and unrealized gain/(loss) on investments	0.08	(0.08)
Total from investment operations	0.33	(0.01)
Less distributions from:
Net investment income	(0.26)	(0.20)
Total distributions	(0.26)	(0.20)
Net asset value, end of period	$9.86	$9.79
Total return (2,3)	3.36%	(0.11	)% (4)
Net assets, at end of period (000’s)	$398	$100	(5)
Ratio of expenses to average net assets before fee waivers/recapture (8)	2.08%	3.13	% (6)
Ratio of net expenses to average net assets (8)	2.08%	3.00	% (6)
Ratio of net investment income to average net assets (7,8)	2.55%	1.33	% (6)
Portfolio Turnover Rate	209%	9	% (4)

(1)	The Power Floating Rate Index Fund commenced operations December 27, 2017.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.

(4)	Not annualized.

(5)	Not in 000’s.

(6)	Annualized.

(7)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Power Floating Rate Index Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class I

	Year Ended	Period Ended
	June 30,	June 30,
	2019	2018 (1)
Net asset value, beginning of period	$9.92	$10.00
Activity from investment operations:
Net investment income (2)	0.34	0.17
Net realized and unrealized loss on investments	0.05	(0.10)
Total from investment operations	0.39	0.07
Less distributions from:
Net investment income	(0.34)	(0.15)
Total distributions	(0.34)	(0.15)
Paid-in-Capital From Redemption Fees (3)	0.00	0.00
Net asset value, end of period	$9.97	$9.92
Total return (4)	3.93%	0.66	% (5)
Net assets, at end of period (000’s)	$79,514	$72,373
Ratio of expenses to average net assets before fee waivers (8)	1.08%	1.15	% (6)
Ratio of net expenses to average net assets (8)	1.08%	1.13	% (6)
Ratio of net investment income to average net assets (7,8)	3.41%	3.40	% (6)
Portfolio Turnover Rate	209%	9	% (5)

(1)	The Power Floating Rate Index Fund commenced operations December 27, 2017.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Amount is less than $0.01.

(4)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.

(5)	Not annualized.

(6)	Annualized.

(7)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Power Momentum Index Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A

	Year Ended	Year Ended		Period Ended
	June 30,	June 30,		June 30,
	2019	2018		2017 (1)
Net asset value, beginning of period	$10.63	$10.20		$10.00
Activity from investment operations:
Net investment income/(loss) (2)	0.00 (3)	(0.01)		(0.04)
Net realized and unrealized gain/(loss) on investments	0.33	0.94		0.25
Total from investment operations	0.33	0.93		0.21
Less distributions from:
Net investment income	(0.01)	—		(0.01)
Net realized gains	(0.57)	(0.50)		—
Total distributions	(0.58)	(0.50)		(0.01)
Paid-in-Capital From Redemption Fees (2,3)	0.00	0.00		0.00
Net asset value, end of period	$10.38	$10.63		$10.20
Total return (4)	3.36%	8.99	% (5)	2.14	% (6)
Net assets, at end of period (000’s)	$5,610	$3,420		$185
Ratio of expenses to average net assets before fee waivers/recapture (10)	1.76%	1.86%		2.37	% (7)
Ratio of net expenses after waiver/recapture to average net assets (10)	1.76%	1.91	% (8)	2.25	% (7)
Ratio of net investment income/(loss) to average net assets (9,10)	0.03%	(0.09)%		(0.68	)% (7)
Portfolio Turnover Rate	571%	484%		240	% (6)

(1)	The Power Momentum Index Fund Class A shares commenced operations December 23, 2016.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Amount is less than $0.01.

(4)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.

(5)	For the period ended June 30, 2018, 0.31% of the Fund’s total return consisted of a reimbursement by a related party. Excluding this item, total return would have been 8.68%.

(6)	Not annualized.

(7)	Annualized.

(8)	Represents the ratio of expenses to average net assets inclusive of the Advisor’s recapture of waived/reimbursed fees from prior periods.

(9)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(10)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests

See accompanying notes to financial statements.

Power Momentum Index Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class C

	Year Ended	Year Ended		Period Ended
	June 30,	June 30,		June 30,
	2019	2018		2017 (1)
Net asset value, beginning of period	$10.51	$10.17		$10.00
Activity from investment operations:
Net investment loss (2)	(0.07)	(0.09)		(0.06)
Net realized and unrealized gain/(loss) on investments	0.32	0.93		0.24
Total from investment operations	0.25	0.84		0.18
Less distributions from:
Net investment income	—	—		(0.01)
Net realized gains	(0.57)	(0.50)		—
Total distributions	(0.57)	(0.50)		(0.01)
Paid-in-Capital From Redemption Fees (2)	—	0.00	(3)	0.00	(3)
Net asset value, end of period	$10.19	$10.51		$10.17
Total return (4)	2.64%	8.11	% (5,6)	1.84	% (7)
Net assets, at end of period (000’s)	$3,828	$1,845		$532
Ratio of expenses to average net assets before fee waivers (10)	2.51%	2.66%		3.00	% (8)
Ratio of net expenses after waiver to average net assets (10)	2.51%	2.66%		3.00	% (8)
Ratio of net investment loss to average net assets (9,10)	(0.71)%	(0.89)%		(1.25	)% (8)
Portfolio Turnover Rate	571%	484%		240	% (7)

(1)	The Power Momentum Index Fund Class C shares commenced operations December 23, 2016.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Amount is less than $0.01.

(4)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.

(5)	For the period ended June 30, 2018, 0.31% of the Fund’s total return consisted of a reimbursement by a related party. Excluding this item, total return would have been 7.80%.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Not annualized.

(8)	Annualized.

(9)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(10)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Power Momentum Index Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I

	Year Ended	Year Ended		Period Ended
	June 30,	June 30,		June 30,
	2019	2018		2017 (1)
Net asset value, beginning of period	$10.67	$10.21		$10.00
Activity from investment operations:
Net investment income (2)	0.03	0.00	(3)	0.02
Net realized and unrealized gain on investments	0.32	0.96		0.21
Total from investment operations	0.35	0.96		0.23
Less distributions from:
Net investment income	(0.03)	(0.00	) (3)	(0.02)
Net realized gains	(0.57)	(0.50)		—
Total distributions	(0.60)	(0.50)		(0.02)
Paid-in-Capital From Redemption Fees (2)	—	0.00	(3)	0.00	(3)
Net asset value, end of period	$10.42	$10.67		$10.21
Total return (4)	3.53%	9.30	% (5)	2.28	% (6)
Net assets, at end of period (000’s)	$42,194	$32,927		$32,497
Ratio of expenses to average net assets before fee waivers/recapture (10)	1.51%	1.62%		2.12	% (7)
Ratio of net expenses after waiver/recapture to average net assets (10)	1.51%	1.66	% (8)	2.00	% (7)
Ratio of net investment income to average net assets (9,10)	0.28%	0.04%		0.29	% (7)
Portfolio Turnover Rate	571%	484%		240	% (6)

(1)	The Power Momentum Index Fund Class I shares commenced operations December 23, 2016.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Amount is less than $0.01.

(4)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.

(5)	For the period ended June 30, 2018, 0.30% of the Fund’s total return consisted of a reimbursement by a related party. Excluding this item, total return would have been 9.00%.

(6)	Not annualized.

(7)	Annualized.

(8)	Represents the ratio of expenses to average net assets inclusive of the Advisor’s recapture of waived/reimbursed fees from prior periods.

(9)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(10)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Power Global Tactical Allocation/JA Forlines Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class A

	Year Ended	Period Ended
	June 30,	June 30,
	2019	2018 (1)
Net asset value, beginning of period	$9.88	$10.00
Activity from investment operations:
Net investment gain (2)	0.19	0.01
Net realized and unrealized loss on investments	(0.10)	(0.10)
Total from investment operations	0.09	(0.09)
Less distributions from:
Net investment income	(0.17)	(0.03)
Total distributions	(0.17)	(0.03)
Paid-in-Capital From Redemption Fees (2)	—	0.00	(3)
Net asset value, end of period	$9.80	$9.88
Total return (4)	0.95%	(0.85	)% (5)
Net assets, at end of period (000’s)	$16,944	$12,060
Ratio of expenses to average net assets before Advisory fee waiver/recapture (6)	1.32%	1.71	% (7)
Ratio of net expenses to average net assets (6)	1.34%	1.45	% (7)
Ratio of net investment income to average net assets (6,8)	1.95%	3.56	% (7)
Portfolio Turnover Rate	210%	11	% (5)

(1)	The Fund commenced operations April 6, 2018.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Amount is less than $0.01.

(4)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.

(5)	Not annualized.

(6)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(7)	Annualized.

(8)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Power Global Tactical Allocation/JA Forlines Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class C

	Year Ended	Period Ended
	June 30,	June 30,
	2019	2018 (1)
Net asset value, beginning of period	$9.86	$10.00
Activity from investment operations:
Net investment gain (2)	0.11	0.06
Net realized and unrealized loss on investments	(0.09)	(0.17)
Total from investment operations	0.02	(0.11)
Less distributions from:
Net investment income	(0.09)	(0.03)
Total distributions	(0.09)	(0.03)
Paid-in-Capital From Redemption Fees (2)	—	0.00	(3)
Net asset value, end of period	$9.79	$9.86
Total return (4)	0.26%	(1.14	)% (5)
Net assets, at end of period (000’s)	$915	$600
Ratio of expenses to average net assets before Advisory fee waiver/recapture (6)	2.07%	2.46	% (7)
Ratio of net expenses to average net assets (6)	2.09%	2.20	% (7)
Ratio of net investment income to average net assets (6,8)	1.18%	2.53	% (7)
Portfolio Turnover Rate	210%	11	% (5)

(1)	The Fund commenced operations April 6, 2018.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Amount is less than $0.01.

(4)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.

(5)	Not annualized.

(6)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(7)	Annualized.

(8)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Power Global Tactical Allocation/JA Forlines Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class I

	Year Ended	Period Ended
	June 30,	June 30,
	2019	2018 (1)
Net asset value, beginning of period	$9.88	$10.00
Activity from investment operations:
Net investment gain (2)	0.21	0.11
Net realized and unrealized loss on investments	(0.09)	(0.19)
Total from investment operations	0.12	(0.08)
Less distributions from:
Net investment income	(0.22)	(0.04)
Total distributions	(0.22)	(0.04)
Paid-in-Capital From Redemption Fees (2)	—	0.00	(3)
Net asset value, end of period	$9.78	$9.88
Total return (4)	1.27%	(0.83	)% (5)
Net assets, at end of period (000’s)	$99,627	$93,740
Ratio of expenses to average net assets before Advisory fee waiver/recapture (6)	1.07%	1.46	% (7)
Ratio of net expenses to average net assets (6)	1.09%	1.20	% (7)
Ratio of net investment income to average net assets (6,8)	2.20%	4.36	% (7)
Portfolio Turnover Rate	210%	11	% (5)

(1)	The Fund commenced operations April 6, 2018.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Amount is less than $0.01.

(4)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.

(5)	Not annualized.

(6)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(7)	Annualized.

(8)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Power Funds

NOTES TO FINANCIAL STATEMENTS

June 30, 2019

1.	ORGANIZATION

The Power Income Fund, Power Dividend Index Fund, Power Dividend Mid-Cap Index Fund, Power Floating Rate Index Fund, Power Momentum Index Fund and Power Global Tactical Allocation/JA Forlines Fund (each a “Fund” and collectively the “Funds”) each are a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Power Income Fund Class A and Class I shares commenced operations on September 14, 2010. The Power Dividend Index Fund Class A and Class I shares commenced operations on November 7, 2013. Class C shares of both the Power Income Fund and Power Dividend Index Fund commenced operations on November 25, 2014. Class A, Class C and Class I shares of the Power Dividend Mid-Cap Index Fund and Power Floating Rate Index Fund commenced operations on December 27, 2017. Class A, Class C and Class I shares of the Power Momentum Index Fund commenced operations on December 23, 2016. The Power Global Tactical Allocation/JA Forlines Fund Class A, Class C and Class I shares commenced operations on April 6, 2018

The Funds’ investment objectives are as follows:

Power Income Fund – total return from income and capital appreciation with capital preservation as a secondary objective.

Power Dividend Index Fund – total return from income and capital appreciation. Capital preservation is a secondary objective of the Fund.

Power Dividend Mid-Cap Index Fund – to maximize total return from income and capital appreciation with the preservation of capital as a secondary objective.

Power Floating Rate Index Fund – total return from income and capital appreciation with capital preservation as a secondary objective.

Power Momentum Index Fund – capital growth with a secondary objective of generating income.

Power Global Tactical Allocation/JA Forlines Fund – long-term capital appreciation.

Each Fund currently offers three classes of shares: Class A shares, Class C shares and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.00%. Class C shares and Class I shares are offered at net asset value. Each class of shares of the Funds have identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Funds’ share classes differ in the fees and expenses charged to shareholders and minimum investment amounts. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. Class specific expenses are allocated to that share class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including Accounting Standards Update (“ASU”) 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Debt securities (other than short-term

Power Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019

obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Underlying Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Funds’ calculation of their net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Funds’ holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Power Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019

Each Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2019 for the Funds’ investments measured at fair value:

Power Income Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$145,381,596	$—	$—	$145,381,596
Exchange Traded Note	4,607,609	—	—	4,607,609
Short-Term Investments	1,956,921	—	—	1,956,921
Total	$151,946,126	$—	$—	$151,946,126

Power Dividend Index Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$295,497,464	$—	$—	$295,497,464
Short-Term Investments	1,389,547	—	—	1,389,547
Total	$296,887,011	$—	$—	$296,887,011

Power Dividend Mid-Cap Index Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$31,587,413	$—	$—	$31,587,413
REITS	1,279,791	—	—	1,279,791
Short-Term Investment	838,380	—	—	838,380
Total	$33,705,584	$—	$—	$33,705,584

Power Floating Rate Index Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$20,594,157	$—	$—	$20,594,157
Mutual Funds	57,102,057	—	—	57,102,057
Short-Term Investment	2,178,696	—	—	2,178,696
Total	$79,874,910	$—	$—	$79,874,910

Power Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019

Power Momentum Index Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$46,225,078	$—	$—	$46,225,078
Exchange Traded Funds	5,195,691	—	—	5,195,691
Total	$51,420,769	$—	$—	$51,420,769

Power Global Tactical Allocation/JA Forlines

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$111,096,753	$—	$—	$111,096,753
Exchange Traded Note	4,686,681	—	—	4,686,681
Short-Term Investment	2,156,579	—	—	2,156,579
Total	$117,940,013	$—	$—	$117,940,013

The Funds did not hold any Level 2 or Level 3 securities during the period.

*	Refer to the Portfolios of Investments for security or industry classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. dollars.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The Funds may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although a potential lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Exchange Traded Notes – The Funds may invest in exchange traded notes (“ETNs”). ETNs are a type of debt security that is linked to the performance of underlying securities. The risks of owning an ETN generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETN could result in it being more volatile. Additionally, ETNs have fees and expenses that reduce their value.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds.

Federal Income Tax – The Funds intend to comply with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no federal income tax provisions are required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.

Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended June 30, 2016 - 2018, or expected to be taken in the Funds’ June 30, 2019 tax returns. The Funds identify their major tax jurisdictions as U.S. federal and Ohio, and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Power Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended June 30, 2019, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments were as follows:

	Purchases	Sales
Power Income Fund	$281,170,772	$246,249,610
Power Dividend Index Fund	1,585,245,908	1,995,460,637
Power Dividend Mid-Cap Index Fund	267,560,932	255,103,898
Power Floating Rate Index Fund	159,700,949	154,114,542
Power Momentum Index Fund	294,030,988	281,387,482
Power Global Tactical Allocation/JA Forlines	257,613,299	244,057,303

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

W.E. Donoghue & Co., LLC. serves as the Funds’ investment advisor (the “Advisor”).

Pursuant to investment advisory agreements with the Trust on behalf of the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Power Income Fund, Power Dividend Index Fund, Power Dividend Mid-Cap Index Fund and Power Momentum Index Fund pay the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the respective Fund’s average daily net assets. As compensation for its services and the related expenses borne by the Advisor, the Power Floating Rate Index Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets. As compensation for its services and the related expenses borne by the Advisor, the Power Global Tactical Allocation/JA Forlines pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets. For the year ended June 30, 2019, the Advisor earned fees as follows:

Management Fee
Power Income Fund	$1,560,443
Power Dividend Index Fund	5,058,913
Power Dividend Mid-Cap Index Fund	486,878
Power Floating Rate Index Fund	486,653
Power Momentum Index Fund	502,638
Power Global Tactical Allocation/JA Forlines Fund	890,379

The Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit the expenses of the Power Income Fund, Power Dividend Index, Power Dividend Mid-Cap Index Fund, Power Floating Rate Index Fund and Power Momentum Index Fund (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); borrowing costs (such as

Power Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019

interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor))) at least until October 31, 2019, so that the total annual operating expenses do not exceed 2.25%, 3.00% and 2.00% of the average daily net assets of Class A, Class C and Class I shares, respectively, of each of the Power Income Fund, Power Dividend Index Fund, Power Dividend Mid-Cap Index Fund, Power Floating Rate Index Fund and the Power Momentum Index Fund. The Total Annual operating expenses do not exceed 1.45%, 2.20% and 1.20% of the average daily net assets of Class A, Class C and Class I shares, respectively, of the Power Tactical Allocation/JA Forlines Fund. Contractual waivers and expense payments may be recouped by the Advisor from the Funds, to the extent that overall expenses fall below the expense limitation, within three years of the reimbursement. For the year ended June 30, 2019 no fees were waived for any of the Funds.

During the year ended June 30, 2019 the amount of advisory fees recaptured were as follows:

Advisory Fees Recaptured
Power Dividend Mid-Cap Index Fund	$90
Power Floating Rate Index Fund	19
Power Global Tactical Allocation/JA Forlines Fund	23,524

As of June 30, 2019, there were no advisory fees subject to recapture.

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor” or “NLD”). The Board has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to pay for certain distribution activities and shareholder services. Under the Plan, each Fund may pay 0.25% per year of the average daily net assets of Class A shares and 1.00% per year of the average daily net assets of Class C shares for such distribution and shareholder service activities. For the year ended June 30, 2019 the Funds incurred distribution fees as follows:

	Class A	Class C
Power Income Fund	$51,329	$40,955
Power Dividend Index Fund	220,807	443,401
Power Dividend Mid-Cap Index Fund	4,133	15,394
Power Floating Rate Index Fun	336	1,996
Power Momentum Index Fund	11,749	33,924
Power Tactical Allocation/JA Forlines Fund	38,968	8,087

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ Class A, Class C and Class I shares. During the year ended June 30, 2019 the distributor received underwriter commissions as follows:

	Underwriter	Retained By
	Commissions	Principal Underwriter
Power Income Fund	$4,987	$1,126
Power Dividend Index Fund	175,353	29,666
Power Dividend Mid-Cap Index Fund	19,981	2,599
Power Floating Rate Index Fund	1,659	376
Power Momentum Index Fund	66,806	12,255
Power Global Tactical Allocation/JA Forlines Fund	41,814	6,807

Power Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

5.	REDEMPTION FEES

The Power Dividend Index Fund, Power Dividend Mid-Cap Index Fund, Power Floating Rate Index Fund and Power Momentum Index Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells his or her shares after holding them for less than 30 days. The redemption fee is paid directly to each of the respective Funds. For the period ended June 30, 2019 the Funds assessed redemption fees as follows:

	Class A	Class C	Class I
Power Dividend Index Fund	$7	$—	$2,516
Power Dividend Mid-Cap Index Fund	—	—	49
Power Floating Rate Index Fund	—	—	317
Power Momentum Index Fund	22	—	—

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years/periods ended June 30, 2019 and June 30, 2018 was as follows:

	For the period ended June 30, 2019
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Power Dividend Index Fund	$42,516,213	$70,928,598	$—	$113,444,811
Power Dividend Mid-Cap Index Fund	1,363,506	4,755	51,222	1,419,483
Power Floating Rate Index Fund	2,527,842	—	—	2,527,842
Power Income Fund	4,719,244	—	—	4,719,244
Power Momentum Index Fund	2,877,334	—	—	2,877,334
Power Global Tactical Allocation Fund	2,572,743	—	12,348	2,585,091

Power Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019

As of June 30, 2019, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	For the period ended June 30, 2018
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Power Dividend Index Fund	$22,745,707	$1,857,296	$—	$24,603,003
Power Dividend Mid-Cap Index Fund	243,974	—	—	243,974
Power Floating Rate Index Fund	1,039,782	—	—	1,039,782
Power Income Fund	5,604,887	—	—	5,604,887
Power Momentum Index Fund	2,039,002	—	—	2,039,002
Power Global Tactical Allocation Fund	393,039	—	—	393,039

As of June 30, 2019, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Fund	Income	Capital Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
Power Dividend Index Fund	$1,826,223	$—	$(9,860,330)	$—	$(88,427,873)	$(6,571,724)	$(103,033,704)
Power Dividend Mid-Cap Index Fund	—	—	—	—	(4,097,030)	70,049	(4,026,981)
Power Floating Rate Index Fund	60,605	—	(26,539)	—	(845,788)	329,853	(481,869)
Power Income Fund	431,354	—	(13,002,628)	—	—	3,269,380	(9,301,894)
Power Momentum Index Fund	632,326	—	—	—	—	603,407	1,235,733
Power Global Tactical Allocation Fund	—	—	(1,944,152)	—	(5,809,561)	4,163,374	(3,590,339)

The difference between book basis and tax basis undistributed net investment income, accumulated net realized gain/(loss), and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and adjustments for C-Corporation return of capital distributions.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses as above.

At June 30, 2019, the Funds had non-expiring capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Fund	Short-Term	Long-Term	Total	CLCF Utilized
Power Dividend Index Fund	$2,131,115	$7,729,215	$9,860,330	$—
Power Dividend Mid-Cap Index Fund	—	—	—	—
Power Floating Rate Index Fund	26,539	—	26,539	—
Power Income Fund	13,002,628	—	13,002,628	—
Power Momentum Index Fund	—	—	—	—
Power Global Tactical Allocation Fund	1,944,152	—	1,944,152	—

Permanent book and tax differences, primarily attributable to the reclassification of Fund distributions, resulted in reclassifications for the Funds for the fiscal year ended June 30, 2019 as follows:

Paid
	In	Accumulated
Fund	Capital	Earnings (Losses)
Power Dividend Index Fund	$—	$—
Power Dividend Mid-Cap Index Fund	(51,222)	51,222
Power Floating Rate Index Fund	—	—
Power Income Fund	—	—
Power Momentum Index Fund	—	—
Power Global Tactical Allocation Fund	(12,348)	12,348

Power Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	Depreciation	Depreciation
Power Dividend Index Fund	$303,458,735	$3,282,865	$(9,854,589)	$(6,571,724)
Power Dividend Mid-Cap Index Fund	33,635,535	1,188,004	(1,117,955)	70,049
Power Floating Rate Index Fund	79,545,057	441,784	(111,931)	329,853
Power Income Fund	148,676,746	3,446,935	(177,555)	3,269,380
Power Momentum Index Fund	50,817,362	1,197,448	(594,041)	603,407
Power Global Tactical Allocation Fund	113,776,639	4,515,592	(352,218)	4,163,374

8.	INVESTMENTS IN UNDERLYING INVESTMENT COMPANIES

The Power Income Fund, and Power Global Tactical Allocation/JA Forlines Fund (the “Funds”) currently invest a portion of their assets in the iShares Short Maturity Bond ETF (the “iShares Portfolio”). The iShares Portfolio seeks to track the investment results of an index composed of U.S. dollar-denominated investment-grade corporate bonds with remaining maturities between one and five years. The Funds may redeem their investment from the iShares Portfolio at any time if the Advisor determines that it is in the best interest of the Funds and their shareholders to do so. The performance of the Funds will be directly affected by the performance of the iShares Portfolio. The financial statements of the iShares Portfolio, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Funds’ financial statements. As of June 30, 2019, the percentage of the Power Income Fund and Power Global Tactical Global Allocation/JA Forlines Funds net assets invested in the iShares Portfolio were 34.7% and 25.6% respectively.

9.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2019, the shareholders listed below held, for the benefit of others, more than 25% of an individual Fund and may be deemed to control that Fund. The Funds have no knowledge as to whether all or any portion of the shares owned, by the parties noted below, are also owned beneficially by any party who would be presumed to control the respective Funds.

Shareholder	Fund	Percent
TD Ameritrade, Inc.	Power Income Fund	35.32%
TD Ameritrade, Inc.	Power Dividend Index Fund	34.26%
TD Ameritrade, Inc.	Power Dividend Mid-Cap Index Fund	48.45%
TD Ameritrade, Inc.	Power Floating Rate Index Fund	47.72%
TD Ameritrade, Inc.	Power Momentum Index Fund	40.53%
TD Ameritrade, Inc.	Power Global Tactical Allocation/JA Forlines	26.07%

10.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. These amendments have been adopted with these financial statements.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the

Power Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019

components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These amendments have been adopted with these financial statements.

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Trustees of Northern Lights Fund Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Power Income Fund, Power Dividend Index Fund, Power Dividend Mid-Cap Index Fund, Power Floating Rate Index Fund, Power Momentum Index Fund, and Power Global Tactical Allocation/JA Forlines Fund (the “Funds”), six of the funds constituting the Northern Lights Fund Trust (the “Trust”), as of June 30, 2019; the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from April 6, 2018 (commencement of operations) through June 30, 2018 for Power Global Tactical Allocation/Ja Forlines Fund; the related statement of operations, the statements of changes in net assets, and the financial highlights for the year then ended for Power Income Fund, Power Dividend Index Fund, Power Dividend Mid-Cap Index Fund, Power Floating Rate Index Fund, and Power Momentum Index Fund; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Power Global Tactical Allocation/Ja Forlines Fund as of June 30, 2019, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and for the period from April 6, 2018 (commencement of operations) through June 30, 2018 in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Power Income Fund, Power Dividend Index Fund, Power Dividend Mid-Cap Index Fund, Power Floating Rate Index Fund, and Power Momentum Index Fund as of June 30, 2019, and the results of their operations, the changes in their net assets, and their financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statements of changes in net assets for the year ended June 30, 2018 and the financial highlights for each of the four years in the period ended June 30, 2018 for Power Income Fund and Power Dividend Index Fund; the statement of changes in net assets for the year ended June 30, 2018 and the financial highlights for the year ended June 30, 2018 and the period from December 23, 2016 (commencement of operations) through June 30, 2017 for Power Momentum Index Fund; and the statements of changes in net assets and financial highlights for the period from December 27, 2017 (commencement of operations) through June 30, 2018 for Power Dividend Mid-Cap Index Fund and Power Floating Rate Index Fund, were audited by other auditors whose report, dated August 28, 2018, expressed an unqualified opinion on those statements.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, CA

August 29, 2019

We have served as the auditor of one or more Power Funds investment companies since 2018.

Power Funds

EXPENSE EXAMPLE (Unaudited)

June 30, 2019

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemptions fees on certain redemptions; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2019 through June 30, 2019.

Actual Expenses

The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual*		(5% return before expenses)
	Fund’s	Beginning	Ending		Ending
	Annualized	Account	Account	Expenses	Account	Expenses
	Expense	Value	Value	Paid During	Value	Paid During
	Ratio	1/1/19	6/30/19	Period	6/30/19	Period

Power Income Fund – Class A	1.54%	$1,000.00	$1,060.60	$ 7.87	$1,017.16	$ 7.70
Power Income Fund – Class C	2.29%	$1,000.00	$1,057.00	$11.68	$1,013.44	$11.43
Power Income Fund – Class I	1.29%	$1,000.00	$1,062.20	$ 6.60	$1,018.40	$ 6.46
Power Dividend Index Fund – Class A	1.52%	$1,000.00	$964.30	$ 7.40	$1,017.26	$ 7.60
Power Dividend Index Fund – Class C	2.27%	$1,000.00	$961.00	$11.04	$1,013.54	$11.33
Power Dividend Index Fund – Class I	1.27%	$1,000.00	$965.90	$ 6.19	$1,018.50	$ 6.36
Power Dividend Mid-Cap Index Fund – Class A	1.80%	$1,000.00	$1,016.60	$ 9.00	$1,015.87	$ 9.00
Power Dividend Mid-Cap Index Fund – Class C	2.55%	$1,000.00	$1,013.50	$12.73	$1,012.15	$12.72
Power Dividend Mid-Cap Index Fund – Class I	1.55%	$1,000.00	$1,018.40	$ 7.76	$1,017.11	$ 7.75
Power Floating Rate Index Fund – Class A	1.33%	$1,000.00	$1,020.20	$ 6.66	$1,018.20	$ 6.66
Power Floating Rate Index Fund – Class C	2.08%	$1,000.00	$1,017.40	$10.40	$1,014.48	$10.39
Power Floating Rate Index Fund – Class I	1.08%	$1,000.00	$1,021.60	$ 5.41	$1,019.44	$ 5.41
Power Momentum Index Fund – Class A	1.76%	$1,000.00	$1,048.30	$ 8.94	$1,016.07	$ 8.80
Power Momentum Index Fund – Class C	2.51%	$1,000.00	$1,044.10	$12.72	$1,012.35	$12.52
Power Momentum Index Fund – Class I	1.51%	$1,000.00	$1,048.50	$ 7.67	$1,017.31	$ 7.55
Power Global Tactical Allocation/JA Forlines Fund Class A	1.34%	$1,000.00	$1,100.90	$ 6.98	$1,018.15	$ 6.71
Power Global Tactical Allocation/JA Forlines Fund Class C	2.09%	$1,000.00	$1,097.50	$10.87	$1,014.43	$10.44
Power Global Tactical Allocation/JA Forlines Fund Class I	1.09%	$1,000.00	$1,103.10	$ 5.68	$1,019.39	$ 5.46

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

Power Funds

SUPPLEMENTAL INFORMATION (Unaudited)

June 30, 2019

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17645 Wright Street, Suite 200, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	9	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); and OFI Carlyle Private Credit Fund (since March 2018)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	9	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015- 2017); and Schroder Global Series Trust (2012 to 2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	9	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000- 2012).	9	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	9	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	9	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007)

6/30/19 – NLFT_v4

POWER FUNDS

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

June 30, 2019

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	Vice President, The Ultimus Group, LLC and Executive Vice President, Gemini Fund Services, LLC (since 2019); President, Gemini Fund Services, LLC (2012-2019) Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC, (2004-2013).	N/A	N/A
Richard Malinowski 80 Arkay Drive Hauppauge, NY 11788 Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President, Gemini Fund Services, LLC (2012-2016)	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 - 2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2017	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of June 30, 2019, the Trust was comprised of 79 active portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s advisor. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s advisor.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-779-7462.

6/30/19 – NLFT_v4

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-877-779-7462 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-779-7462

INVESTMENT ADVISOR
W.E. Donoghue & Co., LLC
One International Place
Suite 2920
Boston, MA 02110

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Mark H. Taylor as audit committee financial expert, as defined in Item 3 of Form N-CSR.Mr. Taylor is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees                                                                                             2017        2018          2019

Power Income Fund                                                                 $14,300     $14,300     $14,300

Power Dividend Index Fund                                                   $13,800     $14,300      $14,000

Power Momentum Index Fund                                               $13,800     $14,300      $14,300

Power Dividend Mid-Cap Index Fund                                      N/A      $13,800       $14,300

Power Floating Rate Index Fund                                                N/A     $13,800       $14,300

Power Global Tactical Allocation / JA Forlines                       N/A        N/A         $14,700

(b) Audit-Related Fees                                                                             2017   2018     2019

Power Income Fund                                                                   None   None    None

Power Dividend Index Fund                                                     None   None    None

Power Momentum Index Fund                                                 None   None    None

Power Dividend Mid-Cap Index Fund                                     N/A    None    None

Power Floating Rate Index Fund                                               N/A    None    None

Power Global Tactical Allocation / JA Forlines                      N/A    N/A      None

(c) Tax Fees                                                                                                 2017   2018   2019

Power Income                                                                              $2,200 $2,200 $3,100

Power Dividend Index Fund                                                      $2,200 $2,200 $3,100

Power Momentum Index Fund                                                  $2,200 $2,200 $3,100

Power Dividend Mid-Cap Index Fund                                        N/A  $2,200 $3,100

Power Floating Rate Index Fund                                                 N/A  $2,200 $3,100

Power Global Tactical Allocation / JA Forlines                        N/A    N/A   $3,200

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d) All Other Fees                                                                             2017   2018   2019

Power Income Fund                                                            None  None  None

Power Dividend Index Fund                                             None  None  None

Power Momentum Index Fund                                          None  None  None

Power Dividend Mid-Cap Index Fund                              N/A   None   None

Power Floating Rate Index Fund                                        N/A   None   None

Power Global Tactical Allocation / JA Forlines               N/A   N/A    None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

Power Income Fund 2019    2018    2017

Audit-Related Fees: 0.00% 0.00% 0.00%

Tax Fees:                    0.00% 0.00% 0.00%

All Other Fees:          0.00% 0.00% 0.00%

Power Dividend Index Fund 2019   2018   2017

Audit-Related Fees:             0.00% 0.00% 0.00%

Tax Fees:                                0.00% 0.00% 0.00%

All Other Fees:                      0.00% 0.00% 0.00%

Power Momentum Index Fund 2019   2018   2017

Audit-Related Fees:                  0.00% 0.00% 0.00%

Tax Fees:                                    0.00% 0.00% 0.00%

All Other Fees:                          0.00% 0.00% 0.00%

Power Dividend Mid-Cap Index Fund   2019     2018

Audit-Related Fees:                                0.00% 0.00%

Tax Fees:                                                  0.00%  0.00%

All Other Fees:                                        0.00% 0.00%

Power Floating Rate Index Fund    2019    2018

Audit-Related Fees:                         0.00%  0.00%

Tax Fees:                                            0.00% 0.00%

All Other Fees:                                 0.00%  0.00%

Power Global Tactical Allocation / JA Forlines          2019

Audit-Related Fees:                                                         0.00%

Tax Fees:                                                                           0.00%

All Other Fees:                                                                 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                          2019    2018    2017

Power Income Fund                                                      $3,100 $2,200 $2,200

Power Dividend Index Fund                                         $3,100 $2,200 $2,200

Power Momentum Index Fund                                     $3,100 $2,200 $2,200

Power Dividend Mid-Cap Index Fund                          $3,100 $2,200   N/A

Power Floating Rate Index Fund                                   $3,100 $2,200   N/A

Power Global Tactical Allocation / JA Forlines           $3,200   N/A    N/A

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 9/6/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 9/6/19

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 9/6/19